UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5850

OneAmerica Funds, Inc.
(Exact name of registrant as specified in charter)

1 American Square, Indianapolis, IN,			46282
(Address of principal executive offices)			(Zip code)

Andrew J. Michie 1 American Square, Indianapolis, IN, 46282
(Name and address of agent for service)

Registrant’s telephone number, including area code:		317-285-1877

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N- CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Stockholders.

December 31, 2014

OneAmerica® Funds, Inc.

Annual Report

Note: The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc., and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust, or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses, and other pertinent information.

Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company® (AUL) are distributed by OneAmerica Securities, Inc., Member FINRA, SIPC, a wholly owned subsidiary of AUL.

OneAmerica® Funds, Inc.

Directors and Officers of OneAmerica Funds, Inc.

Joseph E. DeGroff, Chairman of the Board

Gilbert F. Viets, Director (1)

Stephen J. Helmich, Director (1)

Dr. James L. Isch, Director (1)

Elaine E. Bedel, Director

John C. Mason, President

Andrew J. Michie, Treasurer

Nicholas C. Slabaugh, Assistant Treasurer

Richard M. Ellery, Secretary and
Chief Compliance Officer

Stephen L. Due, Assistant Secretary

Susan E. Uhl, Anti-Money Laundering Officer

(1)  Audit Committee

A Message
From
The President
of OneAmerica Funds, Inc.

It is a pleasure to present you with the 2014 annual report for OneAmerica Funds, Inc. This report includes holdings, financial statements, and performance and investment commentaries from our portfolio management team. I trust you will find this information valuable as you monitor your investments.

2014 was a transition year for the U.S. economy and markets. The Federal Reserve committed to ending its asset purchase program, which it did in October. Meanwhile, the economies in Europe and Japan continue to stumble and are considering or engaging in new asset purchase programs in the hopes of stimulating economic growth and fending off deflation. This divergence in expectations has exposed imbalances in certain markets. The US dollar has strengthened materially while major commodities including oil and industrial metals have declined precipitously.

The U.S. stock markets performed well again in 2014 all things considered. Bonds performed well also and yields declined materially over the course of 2014. Lower yields reflect low inflation and muted domestic economic growth prospects as well as the competitiveness of our interest rates globally and expectations of a stronger U.S. dollar, both of which are attracting foreign capital.

An Overview of OneAmerica Funds, Inc. Performance

OneAmerica Funds, Inc. is comprised of five portfolios, each with a different directive:

• The Value Portfolio is an equity portfolio utilizing a multi-cap, value approach;

• The investment objectives of the Money Market Portfolio are to provide current income, preserve assets and maintain liquidity;

• The Investment Grade Bond Portfolio focuses primarily on intermediate investment grade bonds;

• The Asset Director Portfolio is a managed portfolio investing in stocks, bonds and cash based on our outlook for these various asset classes;

• And finally, the Socially Responsive Portfolio typically invests in financially strong companies that also adhere to specific moral beliefs.

Investment performance for each portfolio in OneAmerica Funds, Inc. has been listed below for the 2014 calendar year. I encourage your careful review of the portfolio managers' comments on the following pages as they will provide additional insight into the market environment and specific drivers of portfolio investment performance.

Portfolio	Class O	Advisor Class
Value Portfolio	11.2%	10.8%
Money Market Portfolio	0.0%	0.0%
Investment Grade Bond Portfolio	5.5%	5.2%
Asset Director Portfolio	8.9%	8.5%
Socially Responsive Portfolio	9.2%	8.9%

Performance numbers for the OneAmerica portfolios are net of investment advisory fees and other expenses paid by each portfolio, but do not reflect specified contract charges and mortality and expense risk charges.

Management Update

After serving as President of OneAmerica Funds, Inc. since 2008, J. Scott Davison stepped down from this role in August to focus on his broader role as President and Chief Executive Officer of the companies of OneAmerica. It is my pleasure to assume the role of President and I look forward to serving you in this capacity going forward.

Given the divergence in economic prospects and policy courses among major economies, 2015 is shaping up to be an interesting time for investors. We remain steadfastly committed to our core belief in a disciplined, long-term, research-based investment approach – designed to support your financial future. As the new President of OneAmerica Funds, I extend my gratitude to you for continuing to place your confidence in us by investing in OneAmerica Funds, Inc.

John C. Mason
President
OneAmerica Funds, Inc.

Indianapolis, IN
February 16, 2015

A Message
From
Kathryn Hudspeth,
Value Portfolio Manager

U.S. equity markets provided another year of positive returns during 2014 with only a few short-term selloffs along the way. For the calendar year, the S&P 500 advanced 13.7 percent, its sixth consecutive annual gain, and advanced over 200 percent from its previous low. The current bull market has been driven primarily by stimulative monetary policies, accelerating U.S. economic growth and strong corporate earnings.

Unfortunately the strength experienced by the S&P 500 Index was not replicated by the entire equity market. Large capitalization companies tended to outperform smaller capitalization names as evidenced by the difference in returns between the S&P 500 and the Russell 2000 Index. As opposed to the double-digit return achieved by the S&P 500 last year, the Russell 2000 ended the year with an advance of only 4.9 percent. The S&P 500 was also able to handily outperform international markets as the MSCI EAFE Index declined 4.5 percent during 2014.

2014 was also a challenging year for active versus passive management. Only 14 percent of equity fund managers beat the S&P 500 last year while the Average U.S. Diversified Stock Fund materially trailed major equity benchmarks by advancing only 7.6 percent according to Lipper, a Thomson Reuters company.

In terms of sector performance, Utilities provided the best performance during 2014, helped by the surprising decline in long-term interest rates. Health Care also posted attractive returns, enjoying its fourth consecutive year of beating the S&P 500. Energy was the worst performing sector as crude oil prices tumbled during the second half of the year.

The OneAmerica Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The portfolio also uses a "value, multi-cap" approach when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels. Because of this value focus, this portfolio is typically not structured to mimic the S&P 500. Rather, it actively over and underweights specific sectors relative to this broad equity index.

As of the end of 2014, the Value Portfolio maintained an overweight position in the Industrial and Health Care sectors while being underweight Discretionary, Staples and Utilities. The portfolio benefitted from attractive security selection decisions within the Technology and Industrial sectors and from being underweight Telecom. Calendar-year performance was hindered by security selection within the Energy and Financial sectors while being underweight Utilities.

As the S&P 500 continues to hit new highs and trades at higher valuation multiples, it will be natural for investors to worry in 2015 about when the next correction might occur. This anxiety is heightened due to the perception that the current bull market which began in 2009 is somewhat artificial, being driven and sustained primarily by the Federal Reserve's extraordinary stimulus policies. As the Fed moves to a more "normalized" policy, there is always the possibility that the equity market could give back some of these gains. Although we anticipate moderate, yet positive returns from stocks during 2015, be ready for plenty of bumps along the way.

OneAmerica Value Portfolio – Class O (unaudited)

Average Annual Total Returns for periods ended December 31, 2014

	Value – Class O	S&P 500
One Year	11.2%	13.7%
Five Years	13.1%	15.5%
Ten Years	7.0%	7.7%
Value of a hypothetical $10,000 investment made on 12/31/04	$19,627	$20,948

The charts above show the Value Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Value Portfolio – Advisor Class (unaudited)

Average Annual Total Returns for periods ended December 31, 2014

	Value – Advisor Class	S&P 500
One Year	10.8%	13.7%
Five Years	12.7%	15.5%
Ten Years	6.7%	7.7%
Value of a hypothetical $10,000 investment made on 12/31/04	$19,045	$20,948

The charts above show the Value Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2014 (unaudited)

Industry	% of Total Net Assets
Banks	13.0%
Semiconductors	11.8
Oil & Gas	8.3
Miscellaneous Manufacturing	7.8
Healthcare Products	6.9
Pharmaceuticals	6.2
Exchange-Traded Funds	6.1
Software	3.9
Transportation	3.8
Money Market Mutual Funds	3.6
Diversified Financial Services	3.0
Agriculture	2.4
Iron/Steel	2.3
Telecommunications	2.3
Computers & Peripherals	2.2
Biotechnology	2.1
Food	1.7
Auto Parts and Equipment	1.6
Apparel	1.4
Machinery-Diversified	1.4
Electronics	1.3
Metals & Mining	1.2
Aerospace & Defense	1.1
Commercial Services	1.1
Retail	1.1
Chemicals	0.9
Metal Fabricate/Hardware	0.6
Beverages	0.6
Specialty Retail	0.2
99.9
Other assets in excess of liabilities	0.1
Net Assets	100.0%

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
MONEY MARKET PORTFOLIO

December 31, 2014 (unaudited)

Industry	% of Total Net Assets
U.S. Government and Agency Obligations	12.1%
Health Care	11.7
Food, Beverages	9.4
Utilities	7.9
Money Market Mutual Funds	7.3
Diversified Financial Services	6.8
Electrical Utilities	4.2
Communications Equipment	4.1
Manufacturing	4.1
Chemicals	3.8
Computers & Peripherals	3.8
Consumer Products	3.8
Exploration & Production	3.8
Insurance	3.8
Miscellaneous Manufacturing	3.8
Pipeline	3.8
Oil & Gas	3.7
Electric Products	2.0
Media	0.4
100.3
Liabilities in excess of other assets	(0.3)
Net Assets	100.0%

(This Page Intentionally Left Blank)

A Message
From
David Weisenburger,
Portfolio Manager of the
Investment Grade Bond Portfolio

As we entered the fourth quarter of 2014, the S&P 500 continued to rally, corporate credit spreads were near their all-time tightest levels, both in high grade and high yield, while foreign equity and bond markets remained largely stable. In late October, in what was arguably the most relevant market affecting event, the Federal Reserve ended its Quantitative Easing ("QE") program. This action took the Fed's purchase of bonds from $15 billion per month to zero, although coupon payments and maturities from previously purchased mortgage-backed securities holdings will continue to be reinvested.

Most risk assets have rallied substantially since the start of QE in 2009, however the end of QE came and went with little noticeable impact on global equities. For the quarter, the S&P 500 Index was up nearly 5 percent, the Japanese Nikkei Index was up 8 percent in Yen terms (down 1 percent in U.S. Dollar terms), and the German equity market was up over 3 percent. Corporate bonds and other "credit" products, on the other hand, began to see some weakness with high yield bond spreads widening 59 basis points, investment grade bonds widening 19 basis points, and other credit products widening 18 basis points. This spread widening wasn't considered overly large, but it was the first real sign of apparent weakness in "risk" markets. One of the most sizable market moves since the end of QE has been seen in the U.S. Treasury markets. The yield on the 10 year U.S. Treasury fell by 32 basis points and the yield on the 30 year U.S. Treasury fell by a staggering 44 basis points.

As we begin a new year, there remain many headwinds from various sources. Growth in Europe has essentially flat-lined, Japan and its economy continue to struggle, China's economy appears to be slowing, and growth in U.S. GDP has been just 2.7 percent on a year over year basis. It is widely expected that Europe will launch a sizable round of its own QE sometime early in 2015 and Japan is still in the midst of its enormous QE program. Interest rates around the globe are being slashed in the face of what is widely believed to be the year the Fed begins to raise interest rates here in the United States. Additionally, geopolitical risks in countries and regions such as Russia, China, and the Middle East remain.

As we entered 2014, we were slightly overweight credit product – and we remained so through the fourth quarter, however our overweight position has been reduced to a certain extent due to the continued rally in spreads and our view of valuations. We were generally duration neutral during the fourth quarter with only slight swings in our positioning, and will likely continue this strategy throughout the balance of the 2015 year.

The "risk" markets in fixed income remain very aggressively priced, despite the backdrop of a slowing global economy. As we have identified the possibility for continued weakness in credit markets and remain cautious about global economic growth, we will be focusing a substantial portion of our time on our more cyclical exposures.

OneAmerica Investment Grade Bond Portfolio – Class O (unaudited)

Average Annual Total Returns for periods ended December 31, 2014

	Investment Grade Bond – Class O	Barclays Capital U.S. Aggregate
One Year	5.5%	6.0%
Five Years	4.4%	4.5%
Ten Years	4.8%	4.7%
Value of a hypothetical $10,000 investment made on 12/31/04	$15,981	$15,837

The charts above show the Investment Grade Bond Portfolio – Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Investment Grade Bond Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Investment Grade Bond Portfolio – Advisor Class (unaudited)

Average Annual Total Returns for periods ended December 31, 2014

	Investment Grade Bond – Advisor Class	Barclays Capital U.S. Aggregate
One Year	5.2%	6.0%
Five Years	4.1%	4.5%
Ten Years	4.5%	4.7%
Value of a hypothetical $10,000 investment made on 12/31/04	$15,508	$15,837

The charts above show the Investment Grade Bond Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Investment Grade Bond Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2014 (unaudited)

Industry	% of Total Net Assets
U.S. Government and Agency Obligations	38.8%
Mortgage-Backed and Asset-Backed Securities	30.8
Banks	7.0
Oil & Gas	3.7
Electric	2.9
Media	1.5
Insurance	1.5
Telecommunications	1.5
Diversified Financial Services	1.3
Environmental Control	1.3
Municipal Bonds	1.2
Retail	1.2
Chemicals	1.1
Aerospace & Defense	1.0
Commercial Services	1.0
Pharmaceuticals	1.0
Food	0.5
Household Products/Wares	0.5
Iron/Steel	0.5
Pipelines	0.5
Trucking & Leasing	0.5
Money Market Mutual Funds	0.2
99.5
Other assets in excess of liabilities	0.5
Net Assets	100.0%

A Message
From
Kathryn Hudspeth, Erik Leighton and David Weisenburger,
Asset Director Portfolio Managers

2014 started with geopolitical conflict, but ended the year with added economic uncertainty. The U.S. dollar had a strong year rising against every other widely traded currency. When the dollar rises, it places pressure on commodities based in dollars. As such, the price of oil began to fall during the summer and has yet to find a bottom. The price of WTI crude oil fell just over 50 percent from June to December 2014. Global growth was inconsistent at best, with developed countries slowly growing but at a declining rate. The U.S. provided some of the best growth in the developed world. On the other hand, Europe's growth was minimal and Japan fell back into recession. Emerging markets generally grew but at a declining rate.

U.S. equities finished 2014 on a positive note driven by growth that was better than other global markets. The S&P 500 Index advanced 4.9 percent in the fourth quarter and 13.7 percent for the year on a total return basis. Large and mid-capitalization companies performed better than smaller companies for the year based on Russell Indices. Volatility has been generally muted, but appears to be on the climb. The S&P 500 has not experienced a correction (defined as a price decline of 10 percent or more) since 2011.

For the year, interest rates declined rather precipitously in relation to the already historically low rates. On the last day of 2013, the yield on the 10-year Treasury was 3.03 percent then fell to a low of 2.06 percent in mid-December 2014. This decline has bled into the beginning of 2015 with further declines. Coupon return plus the rate decline pushed the Barclays Aggregate Index to a 5.97 percent return.

The asset allocation for the Asset Director Portfolio for year-end 2014 was 61 percent equities, 36 percent bonds and 3 percent cash. During the fourth quarter, the Portfolio achieved attractive returns versus its hybrid benchmark and on a ten-year timeframe ending December 2014. A slight overweight equity position was maintained due to the relative valuation of equities versus fixed income. In terms of equity sector exposure, we reduced the Portfolio's Consumer Discretionary and Health Care exposure and increased Information Technology and Financials. As of year-end, the portfolio remained overweight Industrials, Information Technology and Health Care while being underweight Consumer Discretionary, Consumer Staples, and Utilities. For the fixed income investments, we remained overweight credit investments all year and pared high-yield into the rally. The fixed income portion also remained duration neutral for the year.

Investment risk continues to mount as we begin 2015. From a monetary perspective, the Federal Reserve will need to deal with divergent global trends. The Fed is trying to make a move toward a more neutral policy in 2015 if the data supports such a move, while Europe is likely going to initiate Quantitative Easing. In the case of Japan, it has moved from aggressive stimulus to a sudden fiscal contraction in early 2014 and is now back to an increased asset purchase program. Declining energy prices and limited wage growth could keep inflation below the Fed's target and may put them on hold in the near-term. Also, a decline in oil and therefore gasoline prices is generally going to be a boost for consumers as they will have more discretionary income to spend which would help economic growth. The question markets have yet to determine is what the true cause of the decline is. Is it more supply or demand generated? OPEC has decided to fight for market share by keeping production levels high (supply), hoping to drive out some higher cost oil production, especially in North America. On the other hand, if the demand for oil is waning, that could be a precursor for slowing global growth which would negatively affect global markets.

OneAmerica Asset Director Portfolio – Class O (unaudited)

Average Annual Total Returns for periods ended December 31, 2014

	Asset Director – Class O	S&P 500	Barclays Capital U.S. Aggregate
One Year	8.9%	13.7%	6.0%
Five Years	9.9%	15.5%	4.5%
Ten Years	6.5%	7.7%	4.7%
Value of a hypothetical $10,000 investment made on 12/31/04	$18,848	$20,948	$15,837

The charts above show the Asset Director Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Asset Director Portfolio – Advisor Class (unaudited)

Average Annual Total Returns for periods ended December 31, 2014

	Asset Director – Advisor	S&P 500	Barclays Capital U.S. Aggregate
One Year	8.5%	13.7%	6.0%
Five Years	9.6%	15.5%	4.5%
Ten Years	6.2%	7.7%	4.7%
Value of a hypothetical $10,000 investment made on 12/31/04	$18,266	$20,948	$15,837

The charts above show the Asset Director Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2014 (unaudited)

Industry	% of Total Net Assets
U.S. Government and Agency Obligations	17.0%
Banks	10.4
Mortgage-Backed and Asset-Backed Securities	9.2
Semiconductors	7.1
Oil & Gas	6.1
Miscellaneous Manufacturing	4.7
Exchange-Traded Funds	4.4
Healthcare Products	4.2
Pharmaceuticals	4.1
Software	2.7
Diversified Financial Services	2.2
Money Market Mutual Funds	2.2
Mutual Funds	2.2
Transportation	2.2
Telecommunications	1.7
Iron/Steel	1.6
Agriculture	1.5
Computers & Peripherals	1.4
Biotechnology	1.3
Chemicals	1.3
Food	1.2
Commercial Services	1.0
Auto Parts and Equipment	1.0
Aerospace & Defense	0.9
Apparel	0.9
Electric	0.9
Electronics	0.8
Machinery-Diversified	0.8
Metals & Mining	0.7
Retail	0.7
Insurance	0.5
Media	0.5
Beverages	0.4
Environmental Control	0.4
Metal Fabricate/Hardware	0.4
Municipal Bonds	0.4
Household Products/Wares	0.2
Pipelines	0.2
Trucking & Leasing	0.2
Specialty Retail	0.1
99.7
Other assets in excess of liabilities	0.3
Net Assets	100.0%

A Message
From
Erik Leighton,
Portfolio Manager of the Socially Responsive Portfolio

The enormous domestic equity market strength of 2013 carried through 2014. For the sixth consecutive year the U.S. equity market advanced, this year a solid 13.7 percent total return, based on the S&P 500 index. Also, 2014 continued to find the U.S. equity market as a better performer than most foreign equity markets. The forward price-to-earnings ("P/E") multiple expansion of the last few years may be coming to an end as the consensus forward P/E of over 16 is now slightly above the longer-term average. Going forward, the equity market will likely need to rely on corporate earnings growth as multiple expansion fades.

Improvement in the U.S. economy continued at a methodical pace in 2014. The unemployment rate entered 2015 at 5.6 percent, compared to 6.7 percent at year-end 2013, but the labor force participation rate continues to decline, currently at 62.7 percent. Also, wage growth has been minimal at best and average hourly earnings declined month-to-month from November to December. Lower oil prices should help the U.S. consumer, but if weakening demand is the reason for the price reduction it could be the "canary in the coal mine" for slower world economic growth.

The Socially Responsive Portfolio invests primarily in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The portfolio may invest in companies of any size and may change composition between small, medium, and large companies depending on the outlook for the economic environment and the markets.

The portfolio focuses on securities which are sensitive to socially responsible principles. In particular, the portfolio will typically avoid investments in the following types of companies:

• Companies that are engaged in the manufacture of tobacco;

• Companies that derive a significant portion of their revenues from the manufacture of alcohol;

• Companies that are involved in gambling as a primary line of business;

• Companies whose activities include direct participation in abortion; and

• Companies that derive a significant portion of their revenues from activities that promote pornography.

In 2014, the Portfolio lagged the S&P 500. From an allocation perspective, holding cash in positive return years presents a drag on return as the index holds zero cash. Also, an underweight allocation to Utilities, as it was the best performing sector, also limited Portfolio return. Based on selection, Consumer Discretionary, Energy, and Financial holdings provided negative alpha. An overweight position in Information Technology and positive selection within the sector helped mitigate the underperformance.

In the fourth quarter of 2014, the Portfolio performed just slightly below the index. Positive selection in Information Technology and Health Care outpaced negative selection in Consumer Staples and Financials. Again, holding cash was detrimental along with an underweight position in Utilities. Utilities still appear overvalued based on their fundamentals and growth projections, but performed well as a yield play as rates fell.

Although the markets responded well in 2014, the early indication is it will be tougher sledding in 2015. The dollar appreciation could be a head wind for exports from the U.S., possibly crimping the growth of one of the better growing developed economies in the world. Europe still has a myriad of struggles including limited growth, structural issues, and generally high unemployment especially in the peripheral countries. The Federal Reserve will be challenged to normalize rates after its monetary policy experiment. This could add some additional volatility to the market.

OneAmerica Socially Responsive Portfolio – Class O (unaudited)

Average Annual Total Returns for the period ended December 31, 2014

	Socially Responsive – Class O	S&P 500
One Year	9.2%	13.7%
Five Years	11.3%	15.5%
Ten Years	N/A	N/A
Since Inception (3/31/06)	4.7%	7.7%
Value of a hypothetical $10,000 investment made on 3/31/06	$15,011	$19,161

The charts above show the Socially Responsive Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Socially Responsive Portfolio – Advisor Class (unaudited)

Average Annual Total Returns for the period ended December 31, 2014

	Socially Responsive – Advisor Class	S&P 500
One Year	8.9%	13.7%
Five Years	11.0%	15.5%
Ten Years	N/A	N/A
Since Inception (3/31/06)	4.4%	7.7%
Value of a hypothetical $10,000 investment made on 3/31/06	$14,630	$19,161

The charts above show the Socially Responsive Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2014 (unaudited)

Industry	% of Total Net Assets
Semiconductors	12.5%
Banks	12.1
Oil & Gas	8.8
Miscellaneous Manufacturing	7.8
Healthcare Products	7.5
Software	4.8
Money Market Mutual Funds	4.4
Transportation	3.7
Aerospace & Defense	3.6
Food	3.5
Diversified Financial Services	2.9
Agriculture	2.8
Apparel	2.6
Telecommunications	2.1
Beverages	2.0
Biotechnology	2.0
Computers & Peripherals	2.0
Retail	2.0
Iron/Steel	1.8
Electronics	1.7
Pharmaceuticals	1.6
Commercial Services	1.4
Chemicals	1.2
Machinery-Diversified	1.1
Metals & Mining	0.9
Metal Fabricate/Hardware	0.8
97.6
Other assets in excess of liabilities	2.4
Net Assets	100.0%

Fees and Expenses (unaudited)

As an indirect shareholder of the OneAmerica Funds, Inc. (the "Fund"), you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads) nor do they have any variable contract costs. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period[1]
Value – Class O
Actual	$1,000.00	$1,039.50	0.59%	$3.03
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59	3.01
Value – Advisor Class
Actual	1,000.00	1,038.20	0.89	4.57
Hypothetical (5% return before expenses)	1,000.00	1,020.72	0.89	4.53
Money Market – Class O
Actual	1,000.00	1,000.00	0.07	0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36
Money Market – Advisor Class
Actual	1,000.00	1,000.00	0.07	0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36
Investment Grade Bond – Class O
Actual	1,000.00	1,015.20	0.66	3.35
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.66	3.36
Investment Grade Bond – Advisor Class
Actual	1,000.00	1,013.60	0.96	4.87
Hypothetical (5% return before expenses)	1,000.00	1,020.37	0.96	4.89
Asset Director – Class O
Actual	1,000.00	1,030.60	0.60	3.07
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
Asset Director – Advisor Class
Actual	1,000.00	1,029.00	0.90	4.60
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58
Socially Responsive – Class O
Actual	1,000.00	1,038.40	1.20	6.17
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20	6.11
Socially Responsive – Advisor Class
Actual	1,000.00	1,036.90	1.50	7.70
Hypothetical (5% return before expenses)	1,000.00	1,017.64	1.50	7.63

1  Expenses for each portfolio are calculated using the portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/14. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
OneAmerica Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (five portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 27, 2015

OneAmerica Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Assets:
Investments in securities, at fair value	$250,003,526	$132,594,725	$100,520,243	$305,682,223	$7,673,257
Cash	12,694	13,959	17,244	138,773	170,645
Receivable for capital stock issued	–	–	–	177,007	727
Dividends and interest receivable	416,653	446	652,416	956,661	11,882
Due from Advisor (Note 2)	–	70,166	–	–	2,402
Prepaid expense	10,615	10,615	10,615	10,615	10,615
Total assets	250,443,488	132,689,911	101,200,518	306,965,279	7,869,528
Liabilities:
Payable for capital stock redeemed	93,929	332,028	89,602	–	160
Accrued investment advisory fees	119,868	51,334	48,768	146,674	5,274
Accrued director fees	1,208	1,208	1,208	1,208	1,208
Accrued distribution (12b-1) fee	6,760	6,927	1,342	21,416	1,017
Accrued expenses	68,324	55,659	46,756	92,123	3,668
Total liabilities	290,089	447,156	187,676	261,421	11,327
Net assets	$250,153,399	$132,242,755	$101,012,842	$306,703,858	$7,858,201
Net Assets by class of shares:
Class O	$226,766,633	$108,769,827	$96,421,632	$232,779,121	$4,320,340
Advisor Class	23,386,766	23,472,928	4,591,210	73,924,737	3,537,861
Total net assets	$250,153,399	$132,242,755	$101,012,842	$306,703,858	$7,858,201
Shares outstanding:
Class O	8,485,633	108,769,889	8,697,545	11,780,409	316,544
Advisor Class	883,192	23,472,936	415,741	3,767,925	259,291
Total shares outstanding	9,368,825	132,242,825	9,113,286	15,548,334	575,835
Net asset value per share:
Class O	$26.72	$1.00	$11.09	$19.76	$13.65
Advisor Class	$26.48	$1.00	$11.04	$19.62	$13.64
Investments at cost	$169,696,444	$132,594,725	$97,626,478	$237,951,773	$5,381,491
Analysis of net assets:
Paid-in-capital	$167,954,250	$132,242,826	$97,987,912	$237,678,015	$5,762,331
Undistributed net investment income	134,161	–	9,996	127,505	927
Undistributed net realized gain (loss)	1,757,906	(71)	121,169	1,167,888	(196,823)
Net unrealized appreciation of investments	80,307,082	–	2,893,765	67,730,450	2,291,766
Net Assets	$250,153,399	$132,242,755	$101,012,842	$306,703,858	$7,858,201

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2014

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Investment Income:
Income:
Dividends (net of foreign withholding taxes of $32,447, $0, $0, $24,119 and $833, respectively)	$5,627,939	$2,522	$60,033	$4,274,333	$167,538
Interest	136	83,875	3,224,795	3,028,526	11
Total investment income	5,628,075	86,397	3,284,828	7,302,859	167,549
Expenses:
Investment advisory fee	1,255,236	525,900	541,807	1,558,038	52,593
Custodian and service agent fee	133,450	74,023	70,625	177,752	4,759
Distribution (12b-1) fee – Advisor Class	72,420	68,085	15,106	224,866	10,105
Professional fees	28,622	14,785	12,027	35,341	872
Printing fees	25,598	13,265	10,010	31,458	802
Director fees	19,792	19,807	19,793	19,792	19,788
Other	22,282	72,008	59,371	34,627	19,624
Total expenses before waived fees and reimbursed expenses	1,557,400	787,873	728,739	2,081,874	108,543
Waived fees and reimbursed expenses (Note 2)	–	(701,476)	–	–	(8,280)
Net expenses	1,557,400	86,397	728,739	2,081,874	100,263
Net investment income	4,070,675	–	2,556,089	5,220,985	67,286
Gain on investments:
Net realized gain on investments	28,389,998	–	835,459	25,040,042	412,229
Net change in unrealized appreciation (depreciation) on investments	(6,309,638)	–	2,511,998	(4,060,330)	178,198
Net realized and unrealized gain	22,080,360	–	3,347,457	20,979,712	590,427
Net increase in net assets from operations	$26,151,035	$–	$5,903,546	$26,200,697	$657,713

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Portfolio
	Value		Money Market		Investment Grade Bond
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Net increase (decrease) in net assets from operations:
Net investment income	$4,070,675	$3,902,731	$–	$–	$2,556,089	$2,985,733
Net realized gain (loss) on investments	28,389,998	19,998,507	–	(71)	835,459	838,321
Net change in unrealized appreciation (depreciation) on investments	(6,309,638)	47,942,624	–	–	2,511,998	(6,797,528)
Net increase (decrease) in net assets from operations	26,151,035	71,843,862	–	(71)	5,903,546	(2,973,474)
Shareholder distributions:
From net investment income:
Class O	(3,631,930)	(3,586,726)	–	–	(2,632,044)	(3,170,391)
Advisor Class	(307,850)	(312,686)	–	–	(113,233)	(153,673)
From net realized gain:
Class O	(30,664,397)	(1,139,865)	–	(50)	(374,104)	(688,002)
Advisor Class	(3,210,873)	(123,884)	–	(11)	(18,241)	(38,199)
Total distributions	(37,815,050)	(5,163,161)	–	(61)	(3,137,622)	(4,050,265)
Shareholder transactions:
Proceeds from shares issued:
Class O	2,574,591	3,509,742	34,181,218	25,567,561	3,863,588	4,778,510
Advisor Class	1,986,185	1,906,287	15,879,851	17,690,049	576,437	807,859
Reinvested distributions:
Class O	34,296,327	4,726,591	–	50	3,006,147	3,858,394
Advisor Class	3,518,723	436,570	–	11	131,475	191,871
Cost of shares redeemed:
Class O	(43,451,094)	(44,363,867)	(36,037,371)	(38,285,923)	(23,335,032)	(27,339,560)
Advisor Class	(7,323,672)	(8,368,520)	(16,403,926)	(22,517,454)	(2,349,388)	(3,149,518)
Net increase (decrease) from shareholder transactions	(8,398,940)	(42,153,197)	(2,380,228)	(17,545,706)	(18,106,773)	(20,852,444)
Net increase (decrease) in net assets	(20,062,955)	24,527,504	(2,380,228)	(17,545,838)	(15,340,849)	(27,876,183)
Net assets at beginning of year	270,216,354	245,688,850	134,622,983	152,168,821	116,353,691	144,229,874
Net assets at end of year	$250,153,399	$270,216,354	$132,242,755	$134,622,983	$101,012,842	$116,353,691
Undistributed net investment income included in net assets at the end of year	$134,161	$3,319	$–	$–	$9,996	$5,134
Changes in capital stock outstanding
Shares issued:
Class O	87,212	144,943	34,181,218	25,567,561	344,340	424,039
Advisor Class	68,157	75,023	15,879,851	17,690,049	51,909	71,731
Reinvested distributions:
Class O	1,266,716	168,122	–	50	271,632	356,236
Advisor Class	131,159	15,650	–	11	11,926	17,784
Shares redeemed:
Class O	(1,501,478)	(1,789,024)	(36,037,371)	(38,285,924)	(2,085,935)	(2,412,309)
Advisor Class	(254,201)	(334,448)	(16,403,926)	(22,517,454)	(212,597)	(280,131)
Net increase (decrease)	(202,435)	(1,719,734)	(2,380,228)	(17,545,707)	(1,618,725)	(1,822,650)
Shares outstanding at beginning of year	9,571,260	11,290,994	134,623,053	152,168,760	10,732,011	12,554,661
Shares outstanding at end of year	9,368,825	9,571,260	132,242,825	134,623,053	9,113,286	10,732,011

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Portfolio
	Asset Director		Socially Responsive
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Net increase (decrease) in net assets from operations:
Net investment income	$5,220,985	$5,317,602	$67,286	$43,630
Net realized gain (loss) on investments	25,040,042	16,967,333	412,229	125,442
Net change in unrealized appreciation (depreciation) on investments	(4,060,330)	30,922,030	178,198	1,506,167
Net increase (decrease) in net assets from operations	26,200,697	53,206,965	657,713	1,675,239
Shareholder distributions:
From net investment income:
Class O	(4,148,137)	(4,491,170)	(42,238)	(28,093)
Advisor Class	(1,099,796)	(1,111,027)	(24,616)	(15,052)
From net realized gain:
Class O	(21,857,006)	(7,024,871)	–	–
Advisor Class	(6,980,080)	(2,074,940)	–	–
Total distributions	(34,085,019)	(14,702,008)	(66,854)	(43,145)
Shareholder transactions:
Proceeds from shares issued:
Class O	7,785,028	11,890,522	215,982	1,051,608
Advisor Class	11,515,600	10,586,905	171,664	153,808
Reinvested distributions:
Class O	26,005,143	11,516,041	42,238	28,093
Advisor Class	8,079,876	3,185,967	24,616	15,052
Cost of shares redeemed:
Class O	(49,020,225)	(40,533,572)	(337,995)	(468,130)
Advisor Class	(18,181,146)	(26,646,389)	(202,501)	(56,822)
Net increase (decrease) from shareholder transactions	(13,815,724)	(30,000,526)	(85,996)	723,609
Net increase (decrease) in net assets	(21,700,046)	8,504,431	504,863	2,355,703
Net assets at beginning of year	328,403,904	319,899,473	7,353,338	4,997,635
Net assets at end of year	$306,703,858	$328,403,904	$7,858,201	$7,353,338
Undistributed net investment income included in net assets at the end of year	$127,505	$3,971	$927	$495
Changes in capital stock outstanding
Shares issued:
Class O	366,358	599,769	16,678	98,393
Advisor Class	550,186	543,673	13,469	13,376
Reinvested distributions:
Class O	1,305,807	566,177	3,055	2,237
Advisor Class	408,611	157,627	1,781	1,199
Shares redeemed:
Class O	(2,335,835)	(2,078,317)	(26,180)	(43,984)
Advisor Class	(857,881)	(1,396,198)	(15,542)	(5,418)
Net increase (decrease)	(562,754)	(1,607,269)	(6,739)	65,803
Shares outstanding at beginning of year	16,111,088	17,718,357	582,574	516,771
Shares outstanding at end of year	15,548,334	16,111,088	575,835	582,574

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2014

Description	Shares	Value
Common Stocks (90.2%)
Aerospace & Defense (1.1%)
General Dynamics Corp.	11,100	$1,527,582
Precision Castparts Corp.	4,700	1,132,136
		2,659,718
Agriculture (2.4%)
Archer-Daniels-Midland Co.	114,100	5,933,200
Apparel (1.4%)
Columbia Sportswear Co.	9,000	400,860
Wolverine World Wide, Inc.	105,100	3,097,297
		3,498,157
Auto Parts and Equipment (1.6%)
Magna International, Inc.	37,900	4,119,351
Banks (13.0%)
Bank of Hawaii Corp.	88,900	5,272,659
Bank of New York Mellon Corp. (The)	169,700	6,884,729
Citigroup, Inc.	41,289	2,234,148
JPMorgan Chase & Co.	90,207	5,645,154
Northern Trust Corp.	79,300	5,344,820
U.S. Bancorp	157,900	7,097,605
		32,479,115
Beverages (0.6%)
Coca-Cola Co. (The)	32,700	1,380,594
Biotechnology (2.1%)
Amgen, Inc.	33,200	5,288,428
Chemicals (0.9%)
Agrium, Inc.	24,800	2,349,056
Commercial Services (1.1%)
Robert Half International, Inc.	48,500	2,831,430
Computers & Peripherals (2.2%)
Apple, Inc.	49,700	5,485,886
Diversified Financial Services (3.0%)
Franklin Resources, Inc.	66,600	3,687,642
Janus Capital Group, Inc.	158,200	2,551,766
T Rowe Price Group, Inc.	15,600	1,339,416
		7,578,824
Electronics (1.3%)
Daktronics, Inc.	900	11,259
FLIR Systems, Inc.	100,500	3,247,155
		3,258,414
Food (1.7%)
Fresh Del Monte Produce, Inc.	33,900	1,137,345
Sysco Corp.	78,700	3,123,603
		4,260,948
Healthcare Products (6.9%)
Baxter International, Inc.	54,400	3,986,976
Medtronic, Inc.	94,900	6,851,780
Thoratec Corp.[1]	33,400	1,084,164
Zimmer Holdings, Inc.	47,900	5,432,818
		17,355,738
Iron/Steel (2.3%)
Nucor Corp.	117,100	5,743,755
Machinery-Diversified (1.4%)
Cummins, Inc.	23,800	3,431,246
Metal Fabricate/Hardware (0.6%)
Valmont Industries, Inc.	12,700	1,612,900
Description	Shares	Value
Metals & Mining (1.2%)
Southern Copper Corp.	110,100	$3,104,820
Miscellaneous Manufacturing (7.8%)
Carlisle Cos., Inc.	68,800	6,208,512
Crane Co.	62,200	3,651,140
General Electric Co.	215,300	5,440,631
Illinois Tool Works, Inc.	43,600	4,128,920
		19,429,203
Oil & Gas (8.3%)
California Resources Corp.[1]	15,000	82,650
ConocoPhillips	47,300	3,266,538
Ensco PLC, Class A	37,800	1,132,110
Exxon Mobil Corp.	61,000	5,639,450
Marathon Petroleum Corp.	14,600	1,317,796
Occidental Petroleum Corp.	37,500	3,022,875
Phillips 66	14,900	1,068,330
Royal Dutch Shell PLC, Class A ADR	5,300	354,835
Tidewater, Inc.	91,250	2,957,412
Valero Energy Corp.	38,600	1,910,700
		20,752,696
Pharmaceuticals (6.2%)
Johnson & Johnson	43,800	4,580,166
McKesson Corp.	24,350	5,054,573
Merck & Co., Inc.	67,700	3,844,683
Pfizer, Inc.	63,450	1,976,468
		15,455,890
Retail (1.1%)
Home Depot, Inc. (The)	13,800	1,448,586
Kohl's Corp.	21,800	1,330,672
		2,779,258
Semiconductors (11.8%)
Applied Materials, Inc.	105,700	2,634,044
Intel Corp.	164,800	5,980,592
KLA-Tencor Corp.	23,300	1,638,456
Maxim Integrated Products, Inc.	123,000	3,920,010
Microchip Technology, Inc.	81,500	3,676,465
QUALCOMM, Inc.	58,300	4,333,439
Skyworks Solutions, Inc.	54,800	3,984,508
Texas Instruments, Inc.	62,000	3,314,830
		29,482,344
Software (3.9%)
Autodesk, Inc.[1]	15,000	900,900
Microsoft Corp.	71,400	3,316,530
Oracle Corp.	122,200	5,495,334
		9,712,764
Specialty Retail (0.2%)
CST Brands, Inc.	11,355	495,192
Telecommunications (2.3%)
Cisco Systems, Inc.	145,500	4,047,082
Corning, Inc.	76,800	1,761,024
		5,808,106
Transportation (3.8%)
Norfolk Southern Corp.	25,200	2,762,172
Werner Enterprises, Inc.	214,300	6,675,445
		9,437,617
Total common stocks (cost: $152,242,930)		225,724,650

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO (continued)

December 31, 2014

Description	Shares	Value
Exchange-Traded Funds (6.1%)
iShares Russell 1000 Value ETF	68,900	$7,193,160
iShares Russell Mid-Cap Value ETF	69,600	5,134,392
iShares S&P Small-Cap 600 Value ETF	24,600	2,901,324
Total exchange-traded funds (cost: $8,403,514)		15,228,876
Money Market Mutual Funds (3.6%)
BlackRock Liquidity TempFund Portfolio, 0.07%[2]	9,050,000	9,050,000
Total money market mutual funds (cost: $9,050,000)		9,050,000
Total investments (99.9%) (cost: $169,696,444)		250,003,526
Other assets in excess of liabilities (0.1%)		149,873
Net assets (100.0%)		$250,153,399

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

PLC – Public Limited Company

1  Non-Income producing securities.

2  The rate shown reflects the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds[1] (93.0%)
U.S. Government and Agency Obligations (12.1%)
Federal Home Loan Bank Discount Notes	0.040%	01/28/2015	$2,000,000	$1,999,940
Federal Home Loan Bank Discount Notes	0.050	01/30/2015	1,964,000	1,963,921
U.S. Treasury Bill Discount Note	0.037	04/02/2015	2,000,000	1,999,818
U.S. Treasury Bill Discount Note	0.113	07/23/2015	5,000,000	4,996,870
U.S. Treasury Bill Discount Note	0.229	12/10/2015	5,000,000	4,989,281
Total U.S. government and agency obligations (amortized cost: $15,949,830)				15,949,830
Commercial Paper (80.9%)
Chemicals (3.8%)
Praxair, Inc.	0.050	02/02/2015	5,000,000	4,999,778
Communications Equipment (4.1%)
Apple, Inc.	0.071	02/06/2015	5,500,000	5,499,615
Computers & Peripherals (3.8%)
Microsoft Corp.	0.081	01/28/2015	5,000,000	4,999,700
Consumer Products (3.8%)
Unilever Capital Corp.	0.112	01/20/2015	5,000,000	4,999,710
Diversified Financial Services (6.8%)
American Honda Finance Corp.	0.101	01/12/2015	5,000,000	4,999,847
John Deere Credit, Inc.	0.142	01/06/2015	4,000,000	3,999,922
				8,999,769
Electric Products (2.0%)
Emerson Electric Co.	0.122	01/29/2015	2,000,000	1,999,813
Emerson Electric Co.	0.130	02/26/2015	600,000	599,879
				2,599,692
Electrical Utilities (4.2%)
American Transmission Co.	0.162	01/09/2015	5,600,000	5,599,802
Exploration & Production (3.8%)
ConocoPhillips Qatar	0.173	02/09/2015	5,000,000	4,999,079
Food, Beverages (9.4%)
Cargill Global Fund PLC	0.112	01/05/2015	5,000,000	4,999,939
Cargill Global Fund PLC	0.110	01/06/2015	490,000	489,992
Coca-Cola Co. (The)	0.112	02/24/2015	2,000,000	1,999,670
PepsiCo, Inc.	0.081	01/20/2015	5,000,000	4,999,789
				12,489,390
Health Care (11.7%)
Abbott Laboratories	0.091	01/05/2015	498,000	497,995
Abbott Laboratories	0.091	01/07/2015	5,000,000	4,999,925
Johnson & Johnson	0.061	01/12/2015	5,000,000	4,999,908
Roche Holdings, Inc.	0.051	01/16/2015	5,000,000	4,999,896
				15,497,724
Insurance (3.8%)
Travelers Cos., Inc.	0.051	01/02/2015	5,000,000	4,999,993
Manufacturing (4.1%)
Dover Corp.	0.122	01/05/2015	2,500,000	2,499,967
Dover Corp.	0.122	01/06/2015	3,000,000	2,999,950
				5,499,917
Media (0.4%)
Walt Disney Co. (The)	0.060	02/17/2015	478,000	477,963
Miscellaneous Manufacturing (3.8%)
Illinois Tool Works, Inc.	0.122	01/26/2015	5,000,000	4,999,583
Oil & Gas (3.7%)
Chevron Corp.	0.101	01/13/2015	1,247,000	1,246,959
Chevron Corp.	0.101	01/15/2015	1,137,000	1,136,956
Chevron Corp.	0.122	02/05/2015	2,500,000	2,499,708
				4,883,623

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds[1] (93.0%) (continued)
Commercial Paper (80.9%) (continued)
Pipeline (3.8%)
Colonial Pipeline Co.	0.203%	01/05/2015	$5,000,000	$4,999,889
Utilities (7.9%)
New Jersey Natural Gas Co.	0.112	01/08/2015	5,000,000	4,999,893
Piedmont Natural Gas Co., Inc.	0.213	01/08/2015	5,500,000	5,499,775
				10,499,668
Total commercial paper (amortized cost: $107,044,895)				107,044,895
Total short-term notes and bonds (amortized cost: $122,994,725)				122,994,725
			Shares
Money Market Mutual Funds[2] (7.3%)
BlackRock Liquidity TempFund Portfolio, 0.07%			5,300,000	5,300,000
Federated Prime Obligation Fund, 0.03%			4,300,000	4,300,000
Total money market mutual funds (cost: $9,600,000)				9,600,000
Total investments (100.3%) (cost: $132,594,725)				132,594,725
Liabilities in excess of other assets (0.3%)				(351,970)
Net assets (100.0%)				$132,242,755

The following abbreviation is used in the portfolio descriptions:

PLC – Public Limited Company

1  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2014.

2  The rate shown reflects the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2014

Description	Shares	Value
Preferred Stock (0.5%)
Banks (0.5%)
State Street Corp., Ser. D, 5.900%[1]	20,000	$517,200
Total preferred stock (cost: $500,000)		517,200

	Interest Rate	Maturity Date	Principal Amount
Long-Term Notes and Bonds (96.6%)
U.S. Government and Agency Obligations (36.6%)
Federal Farm Credit Bank	1.850%	04/20/2020	$1,000,000	991,739
Federal Home Loan Banks	4.875	09/08/2017	1,000,000	1,099,363
Federal Home Loan Banks	2.375	12/13/2019	500,000	514,055
U.S. Treasury Bonds	2.000	02/15/2022	700,000	701,750
U.S. Treasury Bonds	6.000	02/15/2026	500,000	685,274
U.S. Treasury Bonds	5.375	02/15/2031	300,000	418,148
U.S. Treasury Bonds	4.500	08/15/2039	300,000	399,797
U.S. Treasury Bonds	4.250	11/15/2040	100,000	129,453
U.S. Treasury Bonds	4.750	02/15/2041	100,000	139,742
U.S. Treasury Bonds	3.750	08/15/2041	550,000	662,879
U.S. Treasury Bonds	3.125	02/15/2042	400,000	430,594
U.S. Treasury Bonds	3.000	05/15/2042	600,000	630,656
U.S. Treasury Bonds	2.875	05/15/2043	250,000	255,703
U.S. Treasury Bonds	3.625	08/15/2043	250,000	294,004
U.S. Treasury Bonds	3.750	11/15/2043	150,000	180,316
U.S. Treasury Bonds	3.625	02/15/2044	200,000	235,359
U.S. Treasury Bonds	3.375	05/15/2044	500,000	562,891
U.S. Treasury Notes	2.000	01/31/2016	500,000	508,906
U.S. Treasury Notes	0.375	03/15/2016	1,000,000	1,000,078
U.S. Treasury Notes	2.625	04/30/2016	1,000,000	1,029,219
U.S. Treasury Notes	1.750	05/31/2016	300,000	305,461
U.S. Treasury Notes	0.500	06/15/2016	750,000	750,586
U.S. Treasury Notes	1.000	08/31/2016	900,000	906,750
U.S. Treasury Notes	1.000	09/30/2016	1,100,000	1,108,078
U.S. Treasury Notes	3.125	10/31/2016	1,000,000	1,045,312
U.S. Treasury Notes	0.625	12/15/2016	300,000	299,859
U.S. Treasury Notes	0.875	02/28/2017	1,250,000	1,253,028
U.S. Treasury Notes	3.125	04/30/2017	1,000,000	1,053,359
U.S. Treasury Notes	0.750	06/30/2017	1,700,000	1,693,625
U.S. Treasury Notes	0.625	09/30/2017	2,000,000	1,978,594
U.S. Treasury Notes	0.750	02/28/2018	500,000	493,125
U.S. Treasury Notes	2.875	03/31/2018	500,000	526,016
U.S. Treasury Notes	1.500	08/31/2018	250,000	251,211
U.S. Treasury Notes	1.375	09/30/2018	1,000,000	999,062
U.S. Treasury Notes	2.750	02/15/2019	3,500,000	3,682,108
U.S. Treasury Notes	1.500	02/28/2019	500,000	500,351
U.S. Treasury Notes	1.500	10/31/2019	2,250,000	2,236,288
U.S. Treasury Notes	3.500	05/15/2020	750,000	818,204
U.S. Treasury Notes	2.625	11/15/2020	1,000,000	1,043,828
U.S. Treasury Notes	3.125	05/15/2021	600,000	643,875
U.S. Treasury Notes	2.125	08/15/2021	1,600,000	1,618,875
U.S. Treasury Notes	2.000	10/31/2021	400,000	401,031
U.S. Treasury Notes	2.000	02/15/2023	600,000	597,750
U.S. Treasury Notes	1.750	05/15/2023	500,000	486,836
U.S. Treasury Notes	2.500	08/15/2023	300,000	309,633
U.S. Treasury Notes	2.750	11/15/2023	200,000	210,547
U.S. Treasury Notes	2.750	02/15/2024	300,000	315,680
U.S. Treasury Notes	2.375	08/15/2024	550,000	560,184
Total U.S. government and agency obligations (cost: $35,619,870)				36,959,182

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.6%) (continued)
Mortgage-Backed and Asset-Backed Securities (30.8%)
Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Cl. AAB	5.379%	09/10/2047	$87,493	$87,503
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW14, Cl. A3	5.209	12/11/2038	157,195	157,145
Farmer Mac Guaranteed Notes Trust 2007-1, 144A2	5.125	04/19/2017	500,000	545,778
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	158,841	167,845
FHLMC Gold Pool #A11823	5.000	08/01/2033	19,730	21,806
FHLMC Gold Pool #A16641	5.500	12/01/2033	16,478	18,381
FHLMC Gold Pool #A27124	6.000	10/01/2034	3,530	3,988
FHLMC Gold Pool #A40159	5.500	11/01/2035	5,628	6,311
FHLMC Gold Pool #A40754	6.500	12/01/2035	193,990	220,404
FHLMC Gold Pool #A41968	5.500	01/01/2036	30,198	33,838
FHLMC Gold Pool #A44969	6.500	04/01/2036	349,642	397,251
FHLMC Gold Pool #A45624	5.500	06/01/2035	3,155	3,520
FHLMC Gold Pool #A51101	6.000	07/01/2036	8,557	9,669
FHLMC Gold Pool #A56247	6.000	01/01/2037	155,772	176,241
FHLMC Gold Pool #A56634	5.000	01/01/2037	54,447	60,048
FHLMC Gold Pool #A56829	5.000	01/01/2037	18,998	20,942
FHLMC Gold Pool #A57135	5.500	02/01/2037	87,710	98,086
FHLMC Gold Pool #A58278	5.000	03/01/2037	108,681	119,800
FHLMC Gold Pool #A58965	5.500	04/01/2037	70,424	78,846
FHLMC Gold Pool #A71576	6.500	01/01/2038	121,392	137,921
FHLMC Gold Pool #A91064	4.500	02/01/2040	275,567	299,137
FHLMC Gold Pool #A93990	4.000	09/01/2040	315,042	336,324
FHLMC Gold Pool #B12969	4.500	03/01/2019	14,554	15,294
FHLMC Gold Pool #B19462	5.000	07/01/2020	45,511	47,849
FHLMC Gold Pool #C01086	7.500	11/01/2030	14,474	17,471
FHLMC Gold Pool #C01271	6.500	12/01/2031	19,421	22,936
FHLMC Gold Pool #C01302	6.500	11/01/2031	7,569	8,599
FHLMC Gold Pool #C01676	6.000	11/01/2033	313,136	358,474
FHLMC Gold Pool #C03478	4.500	06/01/2040	247,494	268,513
FHLMC Gold Pool #C03520	4.000	09/01/2040	396,601	423,432
FHLMC Gold Pool #C09013	3.000	09/01/2042	451,383	456,920
FHLMC Gold Pool #C14872	6.500	09/01/2028	1,145	1,301
FHLMC Gold Pool #C20300	6.500	01/01/2029	9,631	10,942
FHLMC Gold Pool #C28221	6.500	06/01/2029	3,993	4,543
FHLMC Gold Pool #C35377	7.000	01/01/2030	1,483	1,681
FHLMC Gold Pool #C41636	8.000	08/01/2030	788	835
FHLMC Gold Pool #C56017	6.500	03/01/2031	98,216	111,589
FHLMC Gold Pool #C61802	5.500	12/01/2031	33,476	37,360
FHLMC Gold Pool #C64936	6.500	03/01/2032	12,575	14,899
FHLMC Gold Pool #C68790	6.500	07/01/2032	43,356	49,259
FHLMC Gold Pool #C74741	6.000	12/01/2032	45,141	51,680
FHLMC Gold Pool #C79460	5.500	05/01/2033	10,809	12,135
FHLMC Gold Pool #C79886	6.000	05/01/2033	231,112	261,330
FHLMC Gold Pool #E00957	6.000	02/01/2016	1,453	1,479
FHLMC Gold Pool #E01007	6.000	08/01/2016	1,937	1,999
FHLMC Gold Pool #E01085	5.500	12/01/2016	3,798	4,017
FHLMC Gold Pool #E01136	5.500	03/01/2017	11,536	12,202
FHLMC Gold Pool #E01216	5.500	10/01/2017	13,777	14,572
FHLMC Gold Pool #E01378	5.000	05/01/2018	34,633	36,390
FHLMC Gold Pool #E02735	3.500	10/01/2025	228,322	241,376
FHLMC Gold Pool #E82543	6.500	03/01/2016	9,782	9,808
FHLMC Gold Pool #E85353	6.000	09/01/2016	7,661	7,885
FHLMC Gold Pool #E89823	5.500	05/01/2017	14,685	15,532
FHLMC Gold Pool #E91139	5.500	09/01/2017	81,587	86,293
FHLMC Gold Pool #E91646	5.500	10/01/2017	40,390	42,719
FHLMC Gold Pool #E92047	5.500	10/01/2017	17,567	18,580
FHLMC Gold Pool #E92196	5.500	11/01/2017	5,780	6,113
FHLMC Gold Pool #E95159	5.500	03/01/2018	31,767	33,599
FHLMC Gold Pool #E95734	5.000	03/01/2018	104,968	110,292
FHLMC Gold Pool #G01091	7.000	12/01/2029	9,298	10,759

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.6%) (continued)
Mortgage-Backed and Asset-Backed Securities (30.8%) (continued)
FHLMC Gold Pool #G02060	6.500%	01/01/2036	$207,953	$236,269
FHLMC Gold Pool #G11753	5.000	08/01/2020	51,897	55,282
FHLMC Gold Pool #J01382	5.500	03/01/2021	58,074	61,424
FHLMC Gold Pool #J05930	5.500	03/01/2021	47,193	49,915
FHLMC Gold Pool #J25553	3.500	09/01/2028	222,991	236,300
FHLMC Gold Pool #Q14998	3.500	01/01/2043	399,284	415,797
FHLMC Gold Pool #Q17913	3.000	04/01/2043	459,346	464,775
FHLMC Gold Pool #Q23658	4.000	12/01/2043	233,202	248,893
FNMA Pool #253798	6.000	05/01/2016	114	116
FNMA Pool #256883	6.000	09/01/2037	129,618	147,267
FNMA Pool #357269	5.500	09/01/2017	92,524	97,729
FNMA Pool #357637	6.000	11/01/2034	136,887	156,215
FNMA Pool #545929	6.500	08/01/2032	25,895	29,999
FNMA Pool #555591	5.500	07/01/2033	80,399	90,641
FNMA Pool #572020	6.000	04/01/2016	2,117	2,135
FNMA Pool #578974	6.000	05/01/2016	2,273	2,291
FNMA Pool #579170	6.000	04/01/2016	343	344
FNMA Pool #584953	7.500	06/01/2031	11,033	11,179
FNMA Pool #585097	6.000	05/01/2016	7,211	7,359
FNMA Pool #651220	6.500	07/01/2032	22,923	26,105
FNMA Pool #781776	6.000	10/01/2034	28,455	32,486
FNMA Pool #797509	4.500	03/01/2035	114,477	124,912
FNMA Pool #797536	4.500	04/01/2035	161,240	174,978
FNMA Pool #888120	5.000	10/01/2035	187,719	207,735
FNMA Pool #910446	6.500	01/01/2037	89,201	101,584
FNMA Pool #922224	5.500	12/01/2036	170,625	192,599
FNMA Pool #936760	5.500	06/01/2037	97,612	109,075
FNMA Pool #942956	6.000	09/01/2037	104,708	118,813
FNMA Pool #966587	5.500	01/01/2038	144,401	161,358
FNMA Pool #AA3263	5.000	02/01/2039	229,047	256,123
FNMA Pool #AB2155	4.000	01/01/2041	151,675	162,116
FNMA Pool #AB4295	3.500	01/01/2042	351,042	366,687
FNMA Pool #AB4490	3.000	02/01/2027	370,593	386,190
FNMA Pool #AB8896	3.000	04/01/2043	465,557	471,701
FNMA Pool #AC1607	4.500	08/01/2039	337,449	366,812
FNMA Pool #AD1662	5.000	03/01/2040	447,508	500,639
FNMA Pool #AD7078	4.500	06/01/2025	123,026	132,908
FNMA Pool #AE0216	4.000	08/01/2040	100,590	107,530
FNMA Pool #AE0949	4.000	02/01/2041	476,459	509,103
FNMA Pool #AE8406	3.500	11/01/2040	94,140	98,299
FNMA Pool #AH6920	4.500	04/01/2041	225,081	244,495
FNMA Pool #AI2408	4.000	05/01/2026	503,146	538,993
FNMA Pool #AI3402	5.000	05/01/2041	561,617	621,661
FNMA Pool #AI5868	4.500	07/01/2041	131,176	142,577
FNMA Pool #AJ6927	3.500	11/01/2041	144,066	150,438
FNMA Pool #AJ7524	3.000	01/01/2027	193,591	201,760
FNMA Pool #AJ9199	4.000	01/01/2042	551,023	588,776
FNMA Pool #AK3929	3.500	04/01/2042	210,978	220,409
FNMA Pool #AK6980	2.500	03/01/2027	275,981	281,729
FNMA Pool #AO0937	3.000	04/01/2027	197,853	206,193
FNMA Pool #AO7151	3.000	08/01/2042	363,288	368,247
FNMA Pool #AP2658	3.500	08/01/2042	387,131	404,016
FNMA Pool #AP6380	3.500	09/01/2042	399,723	417,189
FNMA Pool #AQ1185	3.000	10/01/2042	859,981	871,679
FNMA Pool #AQ7447	2.500	01/01/2028	407,776	416,043
FNMA Pool #AR9391	3.500	05/01/2043	233,574	243,756
FNMA Pool #AS1355	2.500	12/01/2028	230,592	235,053
FNMA Pool #AT2723	3.000	05/01/2043	458,788	464,806
FNMA Pool #AU1912	3.000	08/01/2043	236,015	239,022
FNMA Pool #AU8391	2.500	09/01/2028	463,315	472,278
FNMA Pool #AV0699	3.500	12/01/2043	234,425	244,645

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.6%) (continued)
Mortgage-Backed and Asset-Backed Securities (30.8%) (continued)
FNMA Pool #MA0533	4.000%	10/01/2040	$358,060	$382,676
FNMA Pool #MA0967	4.500	12/01/2041	563,370	612,115
FNMA Pool #MA1027	3.500	04/01/2042	165,553	172,888
FNMA Pool #MA1103	3.500	07/01/2042	358,287	374,005
FNMA Pool #MA1396	3.500	03/01/2043	226,144	236,003
FNMA Pool #MA2127	4.000	12/01/2044	499,296	533,525
GNMA Pool #443216	8.000	07/15/2027	6,805	7,122
GNMA Pool #457453	7.500	10/15/2027	3,556	3,610
GNMA Pool #479743	7.500	11/15/2030	8,424	8,843
GNMA Pool #511723	7.500	10/15/2030	9,987	10,254
GNMA Pool #511778	7.500	11/15/2030	26,491	30,078
GNMA Pool #540356	7.000	05/15/2031	28,364	31,937
GNMA Pool #552466	6.500	03/15/2032	34,708	41,113
GNMA Pool #574395	6.000	01/15/2032	135,966	154,457
GNMA Pool #577653	6.000	08/15/2032	32,855	37,173
GNMA Pool #585467	6.000	08/15/2032	73,245	83,252
GNMA Pool #591025	6.500	10/15/2032	32,266	36,870
GNMA Pool #717081	4.500	05/15/2039	403,853	441,529
GNMA Pool #718832	5.500	09/15/2039	285,692	321,084
GNMA Pool #719238	4.000	07/15/2040	860,190	924,533
GNMA Pool #721035	4.000	12/15/2039	28,847	30,976
GNMA Pool #723622	4.500	01/15/2040	117,421	128,623
GNMA Pool #728451	5.000	12/15/2039	210,474	233,759
GNMA Pool #729037	5.000	02/15/2040	319,698	353,621
GNMA Pool #737644	4.500	11/15/2040	297,383	330,619
GNMA Pool #738425	4.500	06/15/2041	123,092	134,917
GNMA Pool #738519	4.500	07/15/2041	102,130	111,863
GNMA Pool #760376	5.000	09/15/2041	35,566	39,205
GNMA Pool #762133	4.500	04/15/2041	214,019	234,551
GNMA Pool #773114	4.000	09/15/2041	135,510	145,510
GNMA Pool #778792	3.500	01/15/2042	190,328	200,165
GNMA Pool #779240	3.500	05/15/2042	174,691	183,643
GNMA Pool #782563	5.000	02/15/2039	108,929	120,578
GNMA Pool #796303	3.500	09/15/2042	386,570	406,380
GNMA Pool #AA2972	3.000	08/15/2042	381,555	390,775
GNMA Pool #AA6098	3.500	02/15/2043	334,980	352,882
GNMA Pool #AA6408	3.000	05/15/2043	454,355	465,336
GNMA Pool #AA7865	3.500	06/15/2042	141,199	148,435
GNMA Pool #AF4935	3.000	08/15/2043	667,932	684,074
GNMA Pool #AF5077	3.500	08/15/2043	222,199	233,586
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A2	3.290	03/25/2018	500,000	517,757
JPMorgan Mortgage Trust 2013-2, Ser. 2013-2, Cl. A2, 144A1,2	3.500	05/25/2043	809,894	819,954
TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Cl. A3[1]	5.560	08/15/2039	54,980	54,987
Total mortgage-backed and asset-backed securities (cost: $30,112,959)				31,092,152
Municipal Bonds (1.2%)
District of Columbia	5.591	12/01/2034	250,000	309,750
Texas Transportation Commission State Highway Fund	5.178	04/01/2030	750,000	905,115
Total municipal bonds (cost: $1,136,247)				1,214,865
Corporate Obligations (28.0%)
Aerospace & Defense (1.0%)
Spirit AeroSystems, Inc.	6.750	12/15/2020	500,000	530,000
Triumph Group, Inc., Sr. Notes	4.875	04/01/2021	500,000	493,750
				1,023,750

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.6%) (continued)
Corporate Obligations (28.0%) (continued)
Banks (6.5%)
Bank of America Corp., Sub. Notes, MTN	4.200%	08/26/2024	$500,000	$509,362
Branch Banking & Trust Co., Sub. Notes	3.800	10/30/2026	500,000	509,767
Discover Bank, Sr. Unsec'd. Notes	2.000	02/21/2018	1,000,000	997,394
Goldman Sachs Group, Inc. (The), Ser. GLOB, Sr. Unsec'd. Notes	2.375	01/22/2018	500,000	505,049
Goldman Sachs Group, Inc. (The), MTN	3.850	07/08/2024	500,000	512,799
JPMorgan Chase & Co., Sr. Unsec'd. Notes	4.250	10/15/2020	500,000	537,550
JPMorgan Chase & Co., Ser. V1	5.000	12/29/2049	500,000	489,219
Manufacturers & Traders Trust Co., Ser. BKNT, Sr. Unsec'd. Notes	2.250	07/25/2019	500,000	498,790
Morgan Stanley, Sr. Unsec'd. Notes, GMTN	2.375	07/23/2019	500,000	498,156
MUFG Union Bank NA, Sub. Notes, MTN	5.950	05/11/2016	500,000	530,350
PNC Financial Services Group, Inc. (The), Ser. R1	4.850	05/29/2049	500,000	471,917
US Bancorp	3.700	01/30/2024	500,000	525,610
				6,585,963
Chemicals (1.1%)
Celanese US Holdings LLC, Sr. Unsec'd. Notes	4.625	11/15/2022	500,000	495,000
Mosaic Co. (The)	5.450	11/15/2033	500,000	565,703
				1,060,703
Commercial Services (1.0%)
ERAC USA Finance LLC, Gtd. Notes, 144A2	3.300	10/15/2022	500,000	495,787
Service Corp. International, Sr. Unsec'd. Notes	5.375	05/15/2024	500,000	510,000
				1,005,787
Diversified Financial Services (1.3%)
Ford Motor Credit Co. LLC, Sr. Unsec'd. Notes	5.750	02/01/2021	750,000	859,449
Textron Financial Corp., Jr. Sub. Notes, 144A1,2	6.000	02/15/2067	500,000	450,000
				1,309,449
Electric (2.9%)
Great Plains Energy, Inc., Sr. Unsec'd. Notes	5.292	06/15/2022	500,000	573,265
NV Energy, Inc., Sr. Unsec'd. Notes	6.250	11/15/2020	500,000	587,437
Public Service Co. of New Mexico	7.950	05/15/2018	500,000	588,431
Puget Energy, Inc., Sr. Sec'd. Notes	6.000	09/01/2021	1,000,000	1,169,847
				2,918,980
Environmental Control (1.3%)
Waste Management, Inc.	7.375	05/15/2029	1,000,000	1,356,312
Food (0.5%)
ConAgra Foods, Inc., Sr. Unsec'd. Notes	3.200	01/25/2023	500,000	489,758
Household Products/Wares (0.5%)
Clorox Co. (The), Sr. Unsec'd. Notes	3.500	12/15/2024	500,000	501,069
Insurance (1.5%)
Allstate Corp. (The)[1]	5.750	08/15/2053	500,000	526,875
Metropolitan Life Global Funding I, Sec'd. Notes, 144A2	3.000	01/10/2023	500,000	497,394
Symetra Financial Corp., Sr. Unsec'd. Notes	4.250	07/15/2024	500,000	509,664
				1,533,933
Iron/Steel (0.5%)
Steel Dynamics, Inc.	5.250	04/15/2023	500,000	507,500
Media (1.5%)
Comcast Corp., Gtd. Notes	4.250	01/15/2033	1,000,000	1,058,927
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Sr. Unsec'd. Notes	3.950	01/15/2025	500,000	503,934
				1,562,861
Oil & Gas (3.7%)
Anadarko Holding Co., Sr. Unsec'd. Notes	7.050	05/15/2018	600,000	662,215
Cimarex Energy Co., Sr. Unsec'd. Notes	4.375	06/01/2024	500,000	477,500
Continental Resources, Inc., Gtd. Notes	5.000	09/15/2022	1,000,000	967,500
Noble Energy, Inc., Sr. Unsec'd. Notes	6.000	03/01/2041	500,000	549,518
Rowan Cos., Inc., Sr. Unsec'd. Notes	4.750	01/15/2024	500,000	471,933
Valero Energy Corp., Gtd. Notes	6.625	06/15/2037	500,000	590,330
				3,718,996

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.6%) (continued)
Corporate Obligations (28.0%) (continued)
Pharmaceuticals (1.0%)
Actavis, Inc.	3.250%	10/01/2022	$500,000	$486,810
Zoetis, Inc., Sr. Unsec'd. Notes	1.875	02/01/2018	500,000	495,501
				982,311
Pipelines (0.5%)
Boardwalk Pipelines LP, Sr. Unsec'd. Notes	4.950	12/15/2024	500,000	497,094
Retail (1.2%)
Wal-Mart Stores, Inc., Sr. Unsec'd. Notes	5.250	09/01/2035	1,000,000	1,202,859
Telecommunications (1.5%)
Verizon Communications, Inc.	5.050	03/15/2034	750,000	800,044
Verizon Communications, Inc., Sr. Unsec'd. Notes	4.400	11/01/2034	750,000	745,486
				1,545,530
Trucking & Leasing (0.5%)
Aviation Capital Group Corp., Sr. Unsec'd. Notes, 144A2	4.625	01/31/2018	500,000	519,602
Total corporate obligations (cost: $27,862,978)				28,322,457
Total long-term notes and bonds (cost: $94,732,054)				97,588,656
Short-Term Notes and Bonds (2.2%)
U.S. Government and Agency Obligations (2.2%)
U.S. Treasury Notes	1.875	06/30/2015	500,000	504,297
U.S. Treasury Notes	1.750	07/31/2015	300,000	302,754
U.S. Treasury Notes	0.375	08/31/2015	300,000	300,398
U.S. Treasury Notes	1.375	11/30/2015	700,000	707,000
U.S. Treasury Notes	0.250	12/31/2015	400,000	399,938
Total U.S. government & agency obligations (cost: $2,194,424)				2,214,387
			Shares
Money Market Mutual Funds (0.2%)
BlackRock Liquidity TempFund Portfolio, 0.07%[3]			200,000	200,000
Total money market mutual funds (cost: $200,000)				200,000
Total investments (99.5%) (cost: $97,626,478)				100,520,243
Other assets in excess of liabilities (0.5%)				492,599
Net assets (100.0%)				$101,012,842

The following abbreviations are used in the portfolio descriptions:

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GMTN – Global Medium Term Note

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

1  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2014.

2  Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

3  The rate shown reflects the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2014

Description	Shares	Value
Preferred Stock (0.2%)
Banks (0.2%)
State Street Corp., Ser. D, 5.900%[1]	20,000	$517,200
Total preferred stock (cost: $500,000)		517,200
Common Stocks (54.8%)
Aerospace & Defense (0.6%)
General Dynamics Corp.	8,200	1,128,484
Precision Castparts Corp.	3,500	843,080
		1,971,564
Agriculture (1.5%)
Archer-Daniels-Midland Co.	87,200	4,534,400
Apparel (0.9%)
Columbia Sportswear Co.	6,800	302,872
Wolverine World Wide, Inc.	80,000	2,357,600
		2,660,472
Auto Parts and Equipment (1.0%)
Magna International, Inc.	28,000	3,043,320
Banks (7.9%)
Bank of Hawaii Corp.	65,400	3,878,874
Bank of New York Mellon Corp. (The)	125,800	5,103,706
Citigroup, Inc.	31,252	1,691,046
JPMorgan Chase & Co.	68,440	4,282,975
Northern Trust Corp.	58,300	3,929,420
U.S. Bancorp	116,200	5,223,190
		24,109,211
Beverages (0.4%)
Coca-Cola Co. (The)	27,200	1,148,384
Biotechnology (1.3%)
Amgen, Inc.	25,200	4,014,108
Chemicals (0.6%)
Agrium, Inc.	18,600	1,761,792
Commercial Services (0.7%)
Robert Half International, Inc.	35,600	2,078,328
Computers & Peripherals (1.4%)
Apple, Inc.	37,800	4,172,364
Diversified Financial Services (1.8%)
Franklin Resources, Inc.	49,600	2,746,352
Janus Capital Group, Inc.	119,100	1,921,083
T Rowe Price Group, Inc.	11,500	987,390
		5,654,825
Electronics (0.8%)
Daktronics, Inc.	700	8,757
FLIR Systems, Inc.	76,000	2,455,560
		2,464,317
Food (1.0%)
Fresh Del Monte Produce, Inc.	26,900	902,495
Sysco Corp.	57,900	2,298,051
		3,200,546
Healthcare Products (4.2%)
Baxter International, Inc.	41,400	3,034,206
Medtronic, Inc.	70,300	5,075,660
Thoratec Corp.[2]	24,700	801,762
Zimmer Holdings, Inc.	35,000	3,969,700
		12,881,328
Iron/Steel (1.3%)
Nucor Corp.	84,200	4,130,010
Machinery-Diversified (0.8%)
Cummins, Inc.	17,500	2,522,975
Description	Shares	Value
Metal Fabricate/Hardware (0.4%)
Valmont Industries, Inc.	9,500	$1,206,500
Metals & Mining (0.7%)
Southern Copper Corp.	81,500	2,298,300
Miscellaneous Manufacturing (4.7%)
Carlisle Cos., Inc.	49,700	4,484,928
Crane Co.	47,500	2,788,250
General Electric Co.	158,300	4,000,241
Illinois Tool Works, Inc.	33,000	3,125,100
		14,398,519
Oil & Gas (5.0%)
California Resources Corp.[2]	11,200	61,712
ConocoPhillips	34,900	2,410,194
Ensco PLC, Class A	27,700	829,615
Exxon Mobil Corp.	45,100	4,169,495
Marathon Petroleum Corp.	10,700	965,782
Occidental Petroleum Corp.	28,000	2,257,080
Phillips 66	11,000	788,700
Royal Dutch Shell PLC, Class A ADR	3,850	257,758
Tidewater, Inc.	69,450	2,250,874
Valero Energy Corp.	28,400	1,405,800
		15,397,010
Pharmaceuticals (3.8%)
Johnson & Johnson	31,900	3,335,783
McKesson Corp.	18,200	3,777,956
Merck & Co., Inc.	51,700	2,936,043
Pfizer, Inc.	47,100	1,467,165
		11,516,947
Retail (0.7%)
Home Depot, Inc. (The)	10,300	1,081,191
Kohl's Corp.	16,400	1,001,056
		2,082,247
Semiconductors (7.1%)
Applied Materials, Inc.	80,100	1,996,092
Intel Corp.	121,400	4,405,606
KLA-Tencor Corp.	17,600	1,237,632
Maxim Integrated Products, Inc.	94,200	3,002,154
Microchip Technology, Inc.	59,300	2,675,023
QUALCOMM, Inc.	43,100	3,203,623
Skyworks Solutions, Inc.	40,300	2,930,213
Texas Instruments, Inc.	45,300	2,421,964
		21,872,307
Software (2.7%)
Autodesk, Inc.[2]	10,500	630,630
Microsoft Corp.	52,900	2,457,205
Oracle Corp.	92,700	4,168,719
Paychex, Inc.	19,500	900,315
		8,156,869
Specialty Retail (0.1%)
CST Brands, Inc.	8,711	379,887
Telecommunications (1.2%)
Cisco Systems, Inc.	82,900	2,305,864
Corning, Inc.	57,000	1,307,010
		3,612,874
Transportation (2.2%)
Norfolk Southern Corp.	17,400	1,907,214
Werner Enterprises, Inc.	157,500	4,906,125
		6,813,339
Total common stocks (cost: $110,850,677)		168,082,743

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%)
U.S. Government and Agency Obligations (14.2%)
Federal Farm Credit Bank	1.850%	04/20/2020	$1,000,000	$991,739
Federal Home Loan Banks	4.875	09/08/2017	500,000	549,682
Federal Home Loan Banks	2.375	12/13/2019	500,000	514,055
FHLMC	5.000	02/16/2017	500,000	544,333
FHLMC	1.000	03/08/2017	500,000	501,449
FHLMC	1.000	09/29/2017	500,000	498,902
FHLMC	3.750	03/27/2019	750,000	816,265
FHLMC	1.250	08/01/2019	500,000	490,768
FNMA	5.250	09/15/2016	500,000	538,856
FNMA	5.375	06/12/2017	500,000	552,783
U.S. Treasury Bonds	2.000	11/30/2020	300,000	302,625
U.S. Treasury Bonds	2.000	02/15/2022	1,000,000	1,002,500
U.S. Treasury Bonds	5.250	11/15/2028	300,000	402,211
U.S. Treasury Bonds	5.375	02/15/2031	325,000	452,994
U.S. Treasury Bonds	3.500	02/15/2039	600,000	689,110
U.S. Treasury Bonds	4.375	11/15/2039	550,000	721,187
U.S. Treasury Bonds	4.375	05/15/2041	550,000	729,523
U.S. Treasury Bonds	3.750	08/15/2041	500,000	602,617
U.S. Treasury Bonds	3.125	02/15/2042	500,000	538,242
U.S. Treasury Bonds	3.000	05/15/2042	500,000	525,547
U.S. Treasury Bonds	3.125	02/15/2043	300,000	322,102
U.S. Treasury Bonds	2.875	05/15/2043	250,000	255,703
U.S. Treasury Bonds	3.625	08/15/2043	400,000	470,406
U.S. Treasury Bonds	3.625	02/15/2044	500,000	588,399
U.S. Treasury Notes	2.000	01/31/2016	500,000	508,906
U.S. Treasury Notes	0.375	02/15/2016	2,000,000	2,000,782
U.S. Treasury Notes	2.125	02/29/2016	500,000	510,234
U.S. Treasury Notes	0.500	06/15/2016	3,250,000	3,252,538
U.S. Treasury Notes	1.500	06/30/2016	500,000	507,539
U.S. Treasury Notes	3.250	07/31/2016	125,000	130,361
U.S. Treasury Notes	1.000	09/30/2016	600,000	604,406
U.S. Treasury Notes	0.625	10/15/2016	2,000,000	2,000,624
U.S. Treasury Notes	1.000	10/31/2016	750,000	755,391
U.S. Treasury Notes	0.625	12/15/2016	700,000	699,672
U.S. Treasury Notes	4.625	02/15/2017	500,000	540,937
U.S. Treasury Notes	0.875	04/30/2017	1,500,000	1,501,758
U.S. Treasury Notes	3.125	04/30/2017	250,000	263,340
U.S. Treasury Notes	0.625	09/30/2017	600,000	593,578
U.S. Treasury Notes	1.875	10/31/2017	500,000	511,758
U.S. Treasury Notes	0.750	02/28/2018	1,750,000	1,725,938
U.S. Treasury Notes	0.750	03/31/2018	1,000,000	984,609
U.S. Treasury Notes	1.000	05/31/2018	750,000	742,734
U.S. Treasury Notes	2.375	06/30/2018	700,000	725,539
U.S. Treasury Notes	1.375	09/30/2018	600,000	599,437
U.S. Treasury Notes	1.750	10/31/2018	550,000	556,961
U.S. Treasury Notes	1.250	11/30/2018	500,000	496,484
U.S. Treasury Notes	2.750	02/15/2019	1,000,000	1,052,031
U.S. Treasury Notes	3.125	05/15/2019	750,000	799,512
U.S. Treasury Notes	1.125	05/31/2019	500,000	491,133
U.S. Treasury Notes	3.375	11/15/2019	600,000	650,015
U.S. Treasury Notes	1.250	02/29/2020	750,000	734,004
U.S. Treasury Notes	1.125	03/31/2020	500,000	485,703
U.S. Treasury Notes	1.375	05/31/2020	500,000	490,703
U.S. Treasury Notes	1.875	06/30/2020	250,000	251,680
U.S. Treasury Notes	2.625	08/15/2020	250,000	261,074
U.S. Treasury Notes	3.125	05/15/2021	1,300,000	1,395,063
U.S. Treasury Notes	2.125	08/15/2021	800,000	809,438
U.S. Treasury Notes	2.000	02/15/2023	1,000,000	996,250
U.S. Treasury Notes	1.750	05/15/2023	500,000	486,836
U.S. Treasury Notes	2.500	08/15/2023	500,000	516,055

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%) (continued)
U.S. Government and Agency Obligations (14.2%) (continued)
U.S. Treasury Notes	2.750%	11/15/2023	$300,000	$315,820
Total U.S. government and agency obligations (cost: $42,149,102)				43,550,841
Mortgage-Backed and Asset-Backed Securities (9.2%)
Avis Budget Rental Car Funding (AESOP) LLC, Ser. 2011-5A, Cl. A, 144A3	3.270	02/20/2018	500,000	516,636
Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Cl. AAB	5.379	09/10/2047	48,607	48,613
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW14, Cl. A3	5.209	12/11/2038	104,797	104,763
Farmer Mac Guaranteed Notes Trust 2007-1, 144A3	5.125	04/19/2017	500,000	545,778
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	158,841	167,845
FHLMC Gold Pool #A11823	5.000	08/01/2033	89,710	99,147
FHLMC Gold Pool #A14499	6.000	10/01/2033	34,763	39,322
FHLMC Gold Pool #A16641	5.500	12/01/2033	49,433	55,142
FHLMC Gold Pool #A42106	6.500	01/01/2036	75,537	85,822
FHLMC Gold Pool #A42908	6.000	02/01/2036	11,631	13,273
FHLMC Gold Pool #A51101	6.000	07/01/2036	11,267	12,731
FHLMC Gold Pool #A56247	6.000	01/01/2037	93,463	105,744
FHLMC Gold Pool #A58278	5.000	03/01/2037	56,160	61,906
FHLMC Gold Pool #A58965	5.500	04/01/2037	70,424	78,846
FHLMC Gold Pool #A71576	6.500	01/01/2038	59,790	67,932
FHLMC Gold Pool #A91064	4.500	02/01/2040	551,133	598,274
FHLMC Gold Pool #B12969	4.500	03/01/2019	43,662	45,883
FHLMC Gold Pool #B19462	5.000	07/01/2020	22,756	23,924
FHLMC Gold Pool #C01086	7.500	11/01/2030	3,147	3,798
FHLMC Gold Pool #C01271	6.500	12/01/2031	8,092	9,557
FHLMC Gold Pool #C01302	6.500	11/01/2031	4,452	5,059
FHLMC Gold Pool #C01676	6.000	11/01/2033	20,433	23,391
FHLMC Gold Pool #C03478	4.500	06/01/2040	494,989	537,025
FHLMC Gold Pool #C03520	4.000	09/01/2040	396,601	423,432
FHLMC Gold Pool #C09013	3.000	09/01/2042	451,383	456,920
FHLMC Gold Pool #C14872	6.500	09/01/2028	4,286	4,870
FHLMC Gold Pool #C20853	6.000	01/01/2029	81,485	92,815
FHLMC Gold Pool #C56017	6.500	03/01/2031	78,597	89,299
FHLMC Gold Pool #C61802	5.500	12/01/2031	7,955	8,877
FHLMC Gold Pool #C65255	6.500	03/01/2032	8,425	9,572
FHLMC Gold Pool #C68790	6.500	07/01/2032	14,452	16,420
FHLMC Gold Pool #C74741	6.000	12/01/2032	13,277	15,200
FHLMC Gold Pool #C79886	6.000	05/01/2033	67,097	75,870
FHLMC Gold Pool #E01007	6.000	08/01/2016	1,937	1,999
FHLMC Gold Pool #E02735	3.500	10/01/2025	228,322	241,376
FHLMC Gold Pool #E85353	6.000	09/01/2016	7,661	7,885
FHLMC Gold Pool #E95159	5.500	03/01/2018	11,913	12,600
FHLMC Gold Pool #E95734	5.000	03/01/2018	40,963	43,041
FHLMC Gold Pool #G01477	6.000	12/01/2032	75,932	87,009
FHLMC Gold Pool #G01727	6.000	08/01/2034	182,816	209,098
FHLMC Gold Pool #G02060	6.500	01/01/2036	124,772	141,761
FHLMC Gold Pool #G08087	6.000	10/01/2035	45,614	52,127
FHLMC Gold Pool #G11753	5.000	08/01/2020	51,897	55,282
FHLMC Gold Pool #G18376	4.000	01/01/2026	163,862	175,062
FHLMC Gold Pool #J05930	5.500	03/01/2021	23,596	24,958
FHLMC Gold Pool #Q14998	3.500	01/01/2043	399,284	415,797
FHLMC Gold Pool #Q17913	3.000	04/01/2043	459,346	464,775
FHLMC Gold Pool #Q23658	4.000	12/01/2043	233,202	248,893
FNMA Pool #357269	5.500	09/01/2017	21,028	22,211
FNMA Pool #357637	6.000	11/01/2034	25,231	28,794
FNMA Pool #545929	6.500	08/01/2032	12,084	14,000

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%) (continued)
Mortgage-Backed and Asset-Backed Securities (9.2%) (continued)
FNMA Pool #555591	5.500%	07/01/2033	$23,342	$26,315
FNMA Pool #574922	6.000	04/01/2016	97	98
FNMA Pool #579170	6.000	04/01/2016	481	482
FNMA Pool #584953	7.500	06/01/2031	4,904	4,969
FNMA Pool #651220	6.500	07/01/2032	4,585	5,221
FNMA Pool #725793	5.500	09/01/2019	129,706	139,479
FNMA Pool #890258	3.000	12/01/2025	374,100	389,294
FNMA Pool #910446	6.500	01/01/2037	46,074	52,471
FNMA Pool #914468	5.500	04/01/2037	137,340	153,468
FNMA Pool #915258	5.500	04/01/2037	149,106	166,615
FNMA Pool #922224	5.500	12/01/2036	131,250	148,153
FNMA Pool #936760	5.500	06/01/2037	97,612	109,075
FNMA Pool #942956	6.000	09/01/2037	52,354	59,407
FNMA Pool #945882	6.000	08/01/2037	94,379	107,022
FNMA Pool #AA2238	4.000	05/01/2024	73,063	77,815
FNMA Pool #AA3263	5.000	02/01/2039	229,048	256,123
FNMA Pool #AB1241	3.500	07/01/2025	170,585	180,670
FNMA Pool #AB4295	3.500	01/01/2042	351,042	366,687
FNMA Pool #AB4490	3.000	02/01/2027	18,624	19,408
FNMA Pool #AC8326	5.000	07/01/2040	609,292	674,305
FNMA Pool #AD0311	5.000	05/01/2038	321,292	355,841
FNMA Pool #AD1662	5.000	03/01/2040	447,508	500,639
FNMA Pool #AD7078	4.500	06/01/2025	123,026	132,908
FNMA Pool #AE0216	4.000	08/01/2040	100,590	107,530
FNMA Pool #AE0949	4.000	02/01/2041	476,459	509,103
FNMA Pool #AE2575	4.000	09/01/2040	281,015	300,268
FNMA Pool #AH5013	4.500	02/01/2041	381,995	422,480
FNMA Pool #AH6228	4.500	03/01/2041	457,268	505,566
FNMA Pool #AH8003	3.500	03/01/2041	123,764	129,285
FNMA Pool #AH9170	4.500	05/01/2041	304,846	334,529
FNMA Pool #AI5868	4.500	07/01/2041	131,176	142,578
FNMA Pool #AJ1954	4.000	10/01/2041	209,228	223,564
FNMA Pool #AJ6927	3.500	11/01/2041	144,066	150,438
FNMA Pool #AJ7524	3.000	01/01/2027	193,591	201,760
FNMA Pool #AJ7717	3.000	12/01/2026	152,185	158,594
FNMA Pool #AK0685	4.000	01/01/2042	331,722	354,450
FNMA Pool #AK3929	3.500	04/01/2042	210,978	220,409
FNMA Pool #AK6980	2.500	03/01/2027	275,981	281,729
FNMA Pool #AO7151	3.000	08/01/2042	363,288	368,247
FNMA Pool #AP2658	3.500	08/01/2042	387,131	404,016
FNMA Pool #AQ1185	3.000	10/01/2042	429,991	435,839
FNMA Pool #AQ7447	2.500	01/01/2028	407,776	416,043
FNMA Pool #AR4154	2.500	02/01/2028	454,852	464,085
FNMA Pool #AR9391	3.500	05/01/2043	233,574	243,756
FNMA Pool #AS1355	2.500	12/01/2028	230,592	235,053
FNMA Pool #AT2723	3.000	05/01/2043	458,788	464,806
FNMA Pool #AT4473	3.000	07/01/2043	465,361	471,322
FNMA Pool #AU1960	3.000	07/01/2043	244,618	247,836
FNMA Pool #AU3428	3.500	08/01/2043	234,113	244,319
FNMA Pool #AV0699	3.500	12/01/2043	234,425	244,644
FNMA Pool #MA0517	4.000	09/01/2020	322,365	341,630
FNMA Pool #MA0699	4.000	04/01/2041	255,708	273,228
FNMA Pool #MA1027	3.500	04/01/2042	165,553	172,888
FNMA Pool #MA1103	3.500	07/01/2042	358,287	374,005
FNMA Pool #MA2127	4.000	12/01/2044	499,296	533,525
GNMA Pool #424578	6.500	04/15/2026	34,386	39,238
GNMA Pool #431962	6.500	05/15/2026	5,014	5,722
GNMA Pool #436741	7.500	01/15/2027	5,884	6,575
GNMA Pool #443216	8.000	07/15/2027	3,560	3,726
GNMA Pool #479743	7.500	11/15/2030	8,425	8,843
GNMA Pool #511778	7.500	11/15/2030	10,366	11,770

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%) (continued)
Mortgage-Backed and Asset-Backed Securities (9.2%) (continued)
GNMA Pool #515965	4.000%	11/15/2041	$262,461	$281,829
GNMA Pool #552466	6.500	03/15/2032	16,197	19,186
GNMA Pool #574395	6.000	01/15/2032	13,330	15,143
GNMA Pool #690843	5.000	05/15/2038	83,985	92,747
GNMA Pool #718832	5.500	09/15/2039	227,700	255,908
GNMA Pool #727811	4.500	07/15/2040	542,326	594,009
GNMA Pool #729037	5.000	02/15/2040	319,698	353,621
GNMA Pool #737644	4.500	11/15/2040	297,383	330,619
GNMA Pool #738425	4.500	06/15/2041	61,546	67,459
GNMA Pool #738535	4.000	07/15/2041	220,629	236,910
GNMA Pool #739222	4.000	07/15/2040	54,267	58,294
GNMA Pool #741125	4.000	07/15/2040	47,755	51,295
GNMA Pool #741151	4.500	09/15/2040	195,444	214,149
GNMA Pool #741682	4.000	07/15/2041	146,801	157,634
GNMA Pool #741872	4.000	05/15/2040	212,446	228,166
GNMA Pool #762133	4.500	04/15/2041	214,019	234,551
GNMA Pool #778792	3.500	01/15/2042	190,328	200,165
GNMA Pool #779241	3.500	05/15/2042	370,527	389,515
GNMA Pool #782563	5.000	02/15/2039	108,929	120,578
GNMA Pool #796303	3.500	09/15/2042	386,570	406,380
GNMA Pool #AA2972	3.000	08/15/2042	381,555	390,775
GNMA Pool #AA6408	3.000	05/15/2043	227,178	232,668
GNMA Pool #AA7865	3.500	06/15/2042	141,199	148,435
GNMA Pool #AC4005	3.000	06/15/2043	232,497	238,116
GNMA Pool #AF4935	3.000	08/15/2043	222,644	228,024
GNMA Pool #AF5077	3.500	08/15/2043	222,199	233,586
GNMA Pool #AI0258	3.500	06/15/2044	247,315	260,066
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A3	3.290	03/25/2018	500,000	517,757
JPMorgan Mortgage Trust 2013-2, Ser. 2013-2, Cl. A2, 144A1,3	3.500	05/25/2043	809,894	819,954
TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Cl. A3[1]	5.560	08/15/2039	102,106	102,119
Total mortgage-backed and asset-backed securities (cost: $27,400,806)				28,149,876
Municipal Bonds (0.4%)
District of Columbia	5.591	12/01/2034	250,000	309,750
Texas Transportation Commission State Highway Fund	5.178	04/01/2030	750,000	905,115
Total municipal bonds (cost: $1,136,247)				1,214,865
Corporate Obligations (9.2%)
Aerospace & Defense (0.3%)
Spirit AeroSystems, Inc.	6.750	12/15/2020	500,000	530,000
Triumph Group, Inc., Sr. Notes	4.875	04/01/2021	500,000	493,750
				1,023,750
Banks (2.3%)
Bank of America Corp., Sub. Notes, MTN	4.200	08/26/2024	500,000	509,362
Branch Banking & Trust Co., Sub. Notes	3.800	10/30/2026	500,000	509,767
Discover Bank, Sr. Unsec'd. Notes	2.000	02/21/2018	1,000,000	997,394
Goldman Sachs Group, Inc. (The), Ser. GLOB, Sr. Unsec'd. Notes	2.375	01/22/2018	500,000	505,049
Goldman Sachs Group, Inc. (The), MTN	3.850	07/08/2024	500,000	512,799
JPMorgan Chase & Co., Sr. Unsec'd. Notes	4.250	10/15/2020	500,000	537,550
JPMorgan Chase & Co., Ser. V1	5.000	12/29/2049	500,000	489,219
Manufacturers & Traders Trust Co., Ser. BKNT, Sr. Unsec'd. Notes	2.250	07/25/2019	500,000	498,790
Morgan Stanley, Sr. Unsec'd. Notes, GMTN	2.375	07/23/2019	500,000	498,156
MUFG Union Bank NA, Sub. Notes, MTN	5.950	05/11/2016	1,000,000	1,060,700
PNC Financial Services Group, Inc. (The), Ser. R1	4.850	05/29/2049	500,000	471,917
US Bancorp	3.700	01/30/2024	500,000	525,610
				7,116,313

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%) (continued)
Corporate Obligations (9.2%) (continued)
Chemicals (0.7%)
Celanese US Holdings LLC, Sr. Unsec'd. Notes	4.625%	11/15/2022	$500,000	$495,000
Dow Chemical Co. (The), Sr. Unsec'd. Notes	4.375	11/15/2042	1,000,000	968,548
Mosaic Co. (The)	5.450	11/15/2033	500,000	565,703
				2,029,251
Commercial Services (0.3%)
ERAC USA Finance LLC, Gtd. Notes, 144A3	3.300	10/15/2022	500,000	495,787
Service Corp. International, Sr. Unsec'd. Notes	5.375	05/15/2024	500,000	510,000
				1,005,787
Diversified Financial Services (0.4%)
Ford Motor Credit Co. LLC, Sr. Unsec'd. Notes	5.750	02/01/2021	750,000	859,449
Textron Financial Corp., Jr. Sub. Notes, 144A1,3	6.000	02/15/2067	500,000	450,000
				1,309,449
Electric (0.9%)
Great Plains Energy, Inc., Sr. Unsec'd. Notes	5.292	06/15/2022	500,000	573,265
NV Energy, Inc., Sr. Unsec'd. Notes	6.250	11/15/2020	500,000	587,437
Public Service Co. of New Mexico	7.950	05/15/2018	500,000	588,431
Puget Energy, Inc., Sr. Sec'd. Notes	6.000	09/01/2021	1,000,000	1,169,847
				2,918,980
Environmental Control (0.4%)
Waste Management, Inc.	7.375	05/15/2029	1,000,000	1,356,312
Food (0.2%)
ConAgra Foods, Inc., Sr. Unsec'd. Notes	3.200	01/25/2023	500,000	489,758
Household Products/Wares (0.2%)
Clorox Co. (The), Sr. Unsec'd. Notes	3.500	12/15/2024	500,000	501,069
Insurance (0.5%)
Allstate Corp. (The)[1]	5.750	08/15/2053	500,000	526,875
Metropolitan Life Global Funding I, Sec'd. Notes, 144A3	3.000	01/10/2023	500,000	497,394
Symetra Financial Corp., Sr. Unsec'd. Notes	4.250	07/15/2024	500,000	509,664
				1,533,933
Iron/Steel (0.2%)
Steel Dynamics, Inc.	5.250	04/15/2023	500,000	507,500
Media (0.5%)
Comcast Corp., Gtd. Notes	4.250	01/15/2033	1,000,000	1,058,927
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Sr. Unsec'd. Notes	3.950	01/15/2025	500,000	503,935
				1,562,862
Oil & Gas (1.1%)
Anadarko Holding Co., Sr. Unsec'd. Notes	7.050	05/15/2018	250,000	275,923
Cimarex Energy Co., Sr. Unsec'd. Notes	4.375	06/01/2024	500,000	477,500
Continental Resources, Inc., Gtd. Notes	5.000	09/15/2022	1,000,000	967,500
Noble Energy, Inc., Sr. Unsec'd. Notes	6.000	03/01/2041	500,000	549,518
Rowan Cos., Inc., Sr. Unsec'd. Notes	4.750	01/15/2024	500,000	471,933
Valero Energy Corp., Gtd. Notes	6.625	06/15/2037	500,000	590,330
				3,332,704
Pharmaceuticals (0.3%)
Actavis, Inc.	3.250	10/01/2022	500,000	486,810
Zoetis, Inc., Sr. Unsec'd. Notes	1.875	02/01/2018	500,000	495,501
				982,311
Pipelines (0.2%)
Boardwalk Pipelines LP, Sr. Unsec'd. Notes	4.950	12/15/2024	500,000	497,094
Telecommunications (0.5%)
Verizon Communications, Inc.	5.050	03/15/2034	750,000	800,044
Verizon Communications, Inc., Sr. Unsec'd. Notes	4.400	11/01/2034	750,000	745,486
				1,545,530

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%) (continued)
Corporate Obligations (9.2%) (continued)
Trucking & Leasing (0.2%)
Aviation Capital Group Corp., Sr. Unsec'd. Notes, 144A3	4.625%	01/31/2018	$500,000	$519,602
Total corporate obligations (cost: $27,778,147)				28,232,205
Total long-term notes and bonds (cost: $98,464,302)				101,147,787
Short-Term Notes and Bonds (2.9%)
U.S. Government and Agency Obligations (2.8%)
U.S. Treasury Notes	2.500	03/31/2015	800,000	804,656
U.S. Treasury Notes	0.250	03/31/2015	1,000,000	1,000,352
U.S. Treasury Notes	0.250	05/15/2015	1,000,000	1,000,703
U.S. Treasury Notes	0.250	05/31/2015	1,000,000	1,000,625
U.S. Treasury Notes	1.875	06/30/2015	700,000	706,016
U.S. Treasury Notes	0.375	06/30/2015	500,000	500,664
U.S. Treasury Notes	1.750	07/31/2015	500,000	504,590
U.S. Treasury Notes	1.250	08/31/2015	1,000,000	1,007,109
U.S. Treasury Notes	0.250	09/15/2015	2,000,000	2,001,094
Total U.S. government & agency obligations (cost: $8,496,646)				8,525,809
Corporate Obligations (0.1%)
Iron/Steel (0.1%)
ArcelorMittal, Sr. Unsec'd. Notes	4.250	08/05/2015	500,000	507,500
Total corporate obligations (cost: $504,428)				507,500
Mortgage-Backed and Asset-Backed Securities (0.0%)#
FHLMC Gold Pool #E00878	6.500	07/01/2015	348	349
Total mortgage-backed and asset-backed securities (cost: $348)				349
Total short-term notes and bonds (cost: $9,001,422)				9,033,658
			Shares
Exchange-Traded Funds (4.4%)
iShares Russell 2000 Growth ETF			23,000	3,274,740
iShares Russell Mid-Cap Growth ETF			27,700	2,582,471
iShares S&P 500 Growth ETF			47,800	5,334,480
iShares S&P Mid-Cap 400 Growth ETF			13,500	2,155,545
Total exchange-traded funds (cost: $8,025,692)				13,347,236
Money Market Mutual Funds (2.2%)
BlackRock Liquidity TempFund Portfolio, 0.07%[4]			6,850,000	6,850,000
Total money market mutual funds (cost: $6,850,000)				6,850,000
Mutual Funds (2.2%)
Vanguard Growth Index Fund			124,834	6,703,599
Total mutual funds (cost: $4,259,680)				6,703,599
Total investments (99.7%) (cost: $237,951,773)				305,682,223
Other assets in excess of liabilities (0.3%)				1,021,635
Net assets (100.0%)				$306,703,858

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2014

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

CMO – Collateralized Mortgage Obligation

ETF – Exchange-Traded Fund

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GMTN – Global Medium Term Note

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

PLC – Public Limited Company

#  Amount represents less than 0.05%.

1  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2014.

2  Non-Income producing securities.

3  Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

4  The rate shown reflects the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2014

Description	Shares	Value
Common Stocks (93.2%)
Aerospace & Defense (3.6%)
General Dynamics Corp.	1,150	$158,263
Precision Castparts Corp.	500	120,440
		278,703
Agriculture (2.8%)
Archer-Daniels-Midland Co.	4,200	218,400
Apparel (2.6%)
Columbia Sportswear Co.	1,300	57,902
Wolverine World Wide, Inc.	4,900	144,403
		202,305
Banks (12.1%)
Bank of Hawaii Corp.	2,500	148,275
Bank of New York Mellon Corp. (The)	4,900	198,793
Citigroup, Inc.	1,800	97,398
JPMorgan Chase & Co.	2,650	165,837
Northern Trust Corp.	1,800	121,320
U.S. Bancorp	4,800	215,760
		947,383
Beverages (2.0%)
Coca-Cola Co. (The)	3,800	160,436
Biotechnology (2.0%)
Amgen, Inc.	1,000	159,290
Chemicals (1.2%)
Agrium, Inc.	1,000	94,720
Commercial Services (1.4%)
Robert Half International, Inc.	1,900	110,922
Computers & Peripherals (2.0%)
Apple, Inc.	1,400	154,532
Diversified Financial Services (2.9%)
Franklin Resources, Inc.	2,100	116,277
Janus Capital Group, Inc.	2,500	40,325
T Rowe Price Group, Inc.	800	68,688
		225,290
Electronics (1.7%)
Daktronics, Inc.	2,400	30,024
FLIR Systems, Inc.	3,200	103,392
		133,416
Food (3.5%)
Fresh Del Monte Produce, Inc.	4,200	140,910
Sysco Corp.	3,400	134,946
		275,856
Healthcare Products (7.5%)
Baxter International, Inc.	1,400	102,606
Medtronic, Inc.	3,200	231,040
Thoratec Corp.[1]	1,700	55,182
Zimmer Holdings, Inc.	1,800	204,156
		592,984
Iron/Steel (1.8%)
Nucor Corp.	2,800	137,340
Machinery-Diversified (1.1%)
Cummins, Inc.	600	86,502
Metal Fabricate/Hardware (0.8%)
Valmont Industries, Inc.	500	63,500
Metals & Mining (0.9%)
Southern Copper Corp.	2,600	73,320
Description	Shares	Value
Miscellaneous Manufacturing (7.8%)
Carlisle Cos., Inc.	1,950	$175,968
Crane Co.	1,700	99,790
General Electric Co.	7,500	189,525
Illinois Tool Works, Inc.	1,550	146,785
		612,068
Oil & Gas (8.8%)
California Resources Corp.[1]	320	1,763
ConocoPhillips	1,400	96,684
Ensco PLC, Class A	2,000	59,900
Exxon Mobil Corp.	1,800	166,410
Marathon Petroleum Corp.	300	27,078
Occidental Petroleum Corp.	800	64,488
Phillips 66	1,100	78,870
Royal Dutch Shell PLC, Class A ADR	600	40,170
Tidewater, Inc.	2,600	84,266
Valero Energy Corp.	1,400	69,300
		688,929
Pharmaceuticals (1.6%)
McKesson Corp.	600	124,548
Retail (2.0%)
Home Depot, Inc. (The)	800	83,976
Kohl's Corp.	1,200	73,248
		157,224
Semiconductors (12.5%)
Applied Materials, Inc.	3,400	84,728
Intel Corp.	6,000	217,740
KLA-Tencor Corp.	1,000	70,320
Maxim Integrated Products, Inc.	3,100	98,797
Microchip Technology, Inc.	2,700	121,797
QUALCOMM, Inc.	2,200	163,526
Skyworks Solutions, Inc.	1,600	116,336
Texas Instruments, Inc.	2,100	112,277
		985,521
Software (4.8%)
Adobe Systems, Inc.[1]	600	43,620
Autodesk, Inc.[1]	400	24,024
Microsoft Corp.	3,300	153,285
Oracle Corp.	3,500	157,395
		378,324
Specialty Retail (0.0%)#
CST Brands, Inc.	77	3,358
Telecommunications (2.1%)
Cisco Systems, Inc.	3,150	87,617
Corning, Inc.	3,500	80,255
		167,872
Transportation (3.7%)
Norfolk Southern Corp.	1,400	153,454
Werner Enterprises, Inc.	4,400	137,060
		290,514
Total common stocks (cost: $5,031,491)		7,323,257

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO (continued)

December 31, 2014

Description	Shares	Value
Money Market Mutual Funds[2] (4.4%)
BlackRock Liquidity TempFund Portfolio, 0.07%	200,000	$200,000
Federated Prime Obligation Fund, 0.03%	150,000	150,000
Total money market mutual funds (cost: $350,000)		350,000
Total investments (97.6%) (cost: $5,381,491)		7,673,257
Other assets in excess of liabilities (2.4%)		184,944
Net assets (100.0%)		$7,858,201

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

PLC – Public Limited Company

#  Amount represents less than 0.05%

1  Non-Income producing securities.

2  The rate shown reflects the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Summary of Significant Accounting Policies

The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (the "Portfolios"). Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company® ("AUL") to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

Class O and Advisor Class Shares

The Fund issues Class O shares and Advisor Class shares of common stock relating to the Portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid by Advisor Class shares pursuant to the 12b-1distribution plan.

Fair Value Measurements

Various inputs are used in determining the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical assets.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumption based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith pursuant to procedures established by and under supervision of the Board of Directors.

The following is a description of the valuation techniques applied to the major categories of assets measured at fair value:

Equity Securities (Preferred and Common Stock) – Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price. Securities that are principally traded on the New York Stock Exchange ("NYSE") are stated at value as of the close of regular trading, normally 4:00 p.m., Eastern Standard Time. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mortgage-Backed and Asset-Backed Securities – The fair value is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, these values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Corporate Obligations – Corporate obligations for which representative market quotes are readily available are valued at the latest evaluated bid price or the mean of the latest bid and ask price. Certain corporate obligations may be priced using a matrix price as provided by a pricing vendor. While all corporate obligations are categorized in Level 2 of the fair value hierarchy, in instances where reliable observable market inputs cannot be obtained, they are categorized in Level 3.

Mutual Funds – Investments in mutual funds, including exchange-traded funds and money market mutual funds, are valued at the mutual fund's closing net asset value per share on the day of the valuation and are classified under Level 1 of the fair value hierarchy.

U.S. Government and Agency Obligations – U.S. Government obligations are valued at the latest evaluated bid price. Certain obligations may be valued using dealer quotations. U.S. Government and Agency obligations are categorized in Level 2 of the fair value hierarchy.

Municipal Bonds – The fair value of municipal bonds is estimated using recently executed transactions for identical or similar bonds. Municipal bonds are generally categorized in Level 2 of the fair value hierarchy.

Short-Term Fixed Income Securities – Short-term fixed income securities, with a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. These securities are listed under Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Portfolios' assets carried at fair value:

	Value Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$225,724,650	$–	$–	$225,724,650
Exchange-Traded Funds	15,228,876	–	–	15,228,876
Money Market Mutual Funds	9,050,000	–	–	9,050,000
Total	$250,003,526	$–	$–	$250,003,526

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

	Money Market Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
U.S. Government and Agency Obligations	$–	$15,949,830	$–	$15,949,830
Commercial Paper	–	107,044,895	–	107,044,895
Money Market Mutual Funds	9,600,000	–	–	9,600,000
Total	$9,600,000	$122,994,725	$–	$132,594,725

The Money Market Portfolio securities, excluding money market mutual funds, are valued at amortized cost. The Money Market Portfolio's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the 1940 Act. OneAmerica Asset Management, LLC ("OAM") is responsible for reviewing this method of valuation to ensure that the Money Market Portfolio's securities are reflected at their fair value.

	Investment Grade Bond Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Preferred Stocks	$517,200	$–	$–	$517,200
U.S. Government and Agency Obligations	–	39,173,569	–	39,173,569
Mortgage-Backed and Asset-Backed Securities	–	31,092,152	–	31,092,152
Municipal Bonds	–	1,214,865	–	1,214,865
Corporate Obligations	–	28,322,457	–	28,322,457
Money Market Mutual Funds	200,000	–	–	200,000
Total	$717,200	$99,803,043	$–	$100,520,243
	Asset Director Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Preferred Stocks	$517,200	$–	$–	$517,200
Common Stocks	168,082,743	–	–	168,082,743
U.S. Government and Agency Obligations	–	52,076,650	–	52,076,650
Mortgage-Backed and Asset-Backed Securities	–	28,150,225	–	28,150,225
Municipal Bonds	–	1,214,865	–	1,214,865
Corporate Obligations	–	28,739,705	–	28,739,705
Exchange-Traded Funds	13,347,236	–	–	13,347,236
Money Market Mutual Funds	6,850,000	–	–	6,850,000
Mutual Funds	6,703,599	–	–	6,703,599
Total	$195,500,778	$110,181,445	$–	$305,682,223
	Socially Responsive Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$7,323,257	$–	$–	$7,323,257
Money Market Mutual Funds	350,000	–	–	350,000
Total	$7,673,257	$–	$–	$7,673,257

1  Refer to Schedule of Investments for industry classifications.

It is the Portfolios' policy to recognize transfers in and transfers out at fair value as of the beginning of the year. The Portfolios did not have any transfers between levels of the fair value hierarchy during the reporting year.

For the year ended December 31, 2014, there have been no changes in the valuation methodologies and the Portfolios did not use any significant unobservable inputs (Level 3) in determining the fair value of investments.

The Fund's Board of Directors has the primary responsibility for fair value measurements and has delegated the responsibility of the daily valuation process to BNY Mellon (the "Bank") as fund accountant, and the investment advisor, OAM. The fund accountant, pursuant to the valuation policies and procedures adopted by the Board of Directors, is responsible for obtaining prices, testing valuation, and evaluating the integrity of the routine pricing process. The fund accountant is aided in its efforts by OAM, which is responsible for establishing the criteria for determining fair value of investments when prices are not readily available and

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

communicating such information to the fund accountant. When determining the reliability of independent pricing services for investments owned by the Fund, the fund accountant, in conjunction with OAM, conducts due diligence reviews of the pricing process, including methodology, and monitors the quality of security prices received through various testing reports.

The categorization of the fair value measurements of investments priced by independent pricing services was based upon judgment of the inputs and methodologies used by the independent pricing services to value different asset classes. The Fund categorizes such fair value measurements based upon asset classes and the underlying observable or unobservable inputs used to value such investments.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses are determined on a first-in first-out accounting basis and are allocated among the portfolios and share classes based on relative net assets.

Income and Expense

Dividend income is recorded on the ex-dividend date, and interest income is accrued daily from settlement date. Portfolio expenses are recorded on an accrual basis and are allocated among the Portfolios and share classes based on relative net assets or another appropriate allocation method. However, distribution fees are charged only to Advisor Class shares. Discounts and premiums on securities purchased are amortized using the level yield scientific method over the life of the respective securities.

Taxes

The Portfolios intend to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Portfolios policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

Dividend and Capital Gain Distributions

For the Money Market Portfolio, dividends from net investment income are accrued daily and paid monthly. Also, if applicable, capital gain distributions are declared and paid annually. For all other Portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

2.  Related Party Transactions

On March 31, 2006, AUL purchased 350,000 shares of the Socially Responsive Portfolio for $3,500,000. The purchase was split evenly between the Class O and Advisor Class shares of the Portfolio (175,000 shares of Class O and 175,000 shares of the Advisor Class). As of December 31, 2014, AUL's investment at value in the Socially Responsive Portfolio Class O shares and Advisor Class shares is $2,626,760 and $2,560,054, respectively, representing 66% of the Portfolio.

The Fund has an investment advisory agreement with OAM. Under the Investment Advisory Agreement, OAM is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value	0.50%
Money Market	0.40%
Investment Grade Bond	0.50%
Asset Director	0.50%
Socially Responsive	0.70%

For Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio, OAM has contractually agreed that its fees may be reduced if the aggregate expenses exceed 1% (1.3% for the Advisor Class) of the average daily net assets of the respective portfolios during the year. To the extent that OAM has reduced its advisory fees to prevent aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. Additionally, the total amount of any increase in OAM's fees will not exceed the amount of the prior fee reduction. Through December 31, 2014, no such expenses have been waived or recouped.

For the Money Market Portfolio, OAM has voluntarily agreed to provide an expense reimbursement to prevent the 1-day yield (excluding gains/losses) from falling below 0.0%. For the year ended December 31, 2014, OAM reimbursed $701,476 as a result of this voluntary agreement. OAM will not recoup any of this expense reimbursement.

For the Socially Responsive Portfolio, OAM has contractually agreed that its fees may be reduced and other expenses reimbursed if the aggregate expenses exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets during the year. To the extent that OAM has reduced its advisory fees to prevent aggregate expenses from exceeding 1.2% (1.5% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Related Party Transactions (continued)

any given year do not exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in OAM's fees will not exceed the amount of the prior fee reduction.

Year Waived	Amount Waived	Final Recoupment Year
2012	$23,561	2015
2013	$17,829	2016
2014	$8,280	2017

As of December 31, 2014, $72,568 in waived fees and expense reimbursement is due from OAM for the applicable portfolios. Other than the Socially Responsive Portfolio, OAM may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred for the year ended December 31, 2014, were $3,933,574 for all portfolios.

Distribution and Servicing (12b-1) Plan

Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Fund has agreed to pay OneAmerica Securities, Inc., a wholly owned subsidiary of AUL, an aggregate fee in an amount not to exceed on an annual basis 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services provided. The plan fee is used by AUL for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2014, for all portfolios were $390,582.

3.  Other Service Agreements

The Fund has agreements with the Bank whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant. The Fund has an agreement with BNY Mellon Performance and Risk Analytics, LLC. ("PRA"), whereby PRA performs the stress testing of the Money Market Portfolio. The Fund has an agreement with U.S. Bancorp Fund Services, LLC. ("USBFS") whereby USBFS serves as the Fund's transfer agent.

4.  Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2014, were:

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Common Stock:
Purchases	$27,381,718	$–	$–	$24,190,443	$923,380
Proceeds from sales	67,858,462	–	–	55,588,649	1,196,264
Corporate Obligations:
Purchases	–	–	22,889,913	22,889,913	–
Proceeds from sales and maturities	–	–	27,316,957	25,495,127	–
Government Bonds:
Purchases	–	–	9,020,336	7,444,224	–
Proceeds from sales and maturities	–	–	21,369,207	14,337,293	–
Preferred Stock:
Purchases	–	–	500,000	500,000	–
Proceeds from sales	–	–	911,180	911,180	–

Common stock activity includes mutual fund trades.

5.  Authorized Capital Shares

The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 8,000,000 unallocated shares. The remaining shares are allocated to each of the Portfolios as follows:

Value Portfolio – Class O	25,000,000
Value Portfolio – Advisor Class	12,000,000
Money Market Portfolio – Class O	400,000,000
Money Market Portfolio – Advisor Class	80,000,000
Investment Grade Bond Portfolio – Class O	25,000,000
Investment Grade Bond Portfolio – Advisor Class	12,000,000
Asset Director Portfolio – Class O	36,000,000
Asset Director Portfolio – Advisor Class	12,000,000
Socially Responsive Portfolio – Class O	5,000,000
Socially Responsive Portfolio – Advisor Class	5,000,000
612,000,000

NOTES TO FINANCIAL STATEMENTS (continued)

6.  Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for tax purposes at December 31, 2014:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value	$169,696,444	$87,102,689	$(6,789,177)	$80,313,512
Money Market	132,594,725	–	–	–
Investment Grade Bond	97,629,628	3,421,540	(530,925)	2,890,615
Asset Director	237,951,850	72,362,871	(4,632,498)	67,730,373
Socially Responsive	5,398,174	2,454,061	(178,978)	2,275,083

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses in wash sales.

7.  Shareholders

Shareholders, shares outstanding and percentage owned at December 31, 2014:

	Value Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	2,136,334	25.2%	303,860	34.4%
AUL Group Retirement Annuity Separate Account II	2,109,097	24.9%	579,332	65.6%
AUL Pooled Separate Accounts	2,494,436	29.4%	–	–
AUL American Individual Unit Trust	245,189	2.9%	–	–
AUL American Individual Variable Annuity Unit Trust	1,114,528	13.1%	–	–
AUL American Individual Variable Life Unit Trust	386,049	4.5%	–	–
	8,485,633	100.0%	883,192	100.0%
	Money Market Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	14,713,458	13.5%	6,790,789	28.9%
AUL Group Retirement Annuity Separate Account II	55,842,773	51.3%	16,682,147	71.1%
AUL Pooled Separate Accounts	326,048	0.3%	–	–
AUL American Individual Unit Trust	1,291,048	1.2%	–	–
AUL American Individual Variable Annuity Unit Trust	31,177,069	28.7%	–	–
AUL American Individual Variable Life Unit Trust	5,419,493	5.0%	–	–
	108,769,889	100.0%	23,472,936	100.0%
	Investment Grade Bond Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	1,420,202	16.3%	244,074	58.7%
AUL Group Retirement Annuity Separate Account II	2,606,526	30.0%	171,667	41.3%
AUL Pooled Separate Accounts	1,869,788	21.5%	–	–
AUL American Individual Unit Trust	145,323	1.7%	–	–
AUL American Individual Variable Annuity Unit Trust	2,228,845	25.6%	–	–
AUL American Individual Variable Life Unit Trust	426,861	4.9%	–	–
	8,697,545	100.0%	415,741	100.0%

NOTES TO FINANCIAL STATEMENTS (continued)

7.  Shareholders (continued)

	Asset Director Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	4,076,331	34.6%	1,369,787	36.4%
AUL Group Retirement Annuity Separate Account II	6,115,193	52.0%	2,398,138	63.6%
AUL American Individual Unit Trust	178,292	1.5%	–	–
AUL American Individual Variable Annuity Unit Trust	983,315	8.3%	–	–
AUL American Individual Variable Life Unit Trust	427,278	3.6%	–	–
	11,780,409	100.0%	3,767,925	100.0%
	Socially Responsive Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL	192,465	60.8%	187,632	72.4%
AUL American Unit Trust	118,092	37.3%	70,315	27.1%
AUL Group Retirement Annuity Separate Account II	5,987	1.9%	1,344	0.5%
	316,544	100.0%	259,291	100.0%

8.  Federal Tax Information

The tax components of dividends paid for the years ended December 31, 2014 and 2013 were as follows:

	Value		Money Market
	12/31/14	12/31/13	12/31/14	12/31/13
Ordinary income	$4,869,603	$3,899,412	$–	$–
Long-term capital gains	32,945,447	1,263,749	–	61
	Investment Grade Bond		Asset Director
	12/31/14	12/31/13	12/31/14	12/31/13
Ordinary income	$2,895,655	$3,324,064	$6,013,905	$5,696,982
Long-term capital gains	241,967	726,201	28,071,114	9,005,026
	Socially Responsive
	12/31/14	12/31/13
Ordinary income	$66,854	$43,145
Long-term capital gains	–	–

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Value	Investment Grade Bond	Asset Director	Socially Responsive
Undistributed ordinary income	$134,161	$9,996	$127,505	$927
Undistributed long-term gain	1,772,811	154,328	1,216,342	–

Undistributed ordinary income amounts include distributions from short-term capital gains.

For the year ended December 31, 2014, the reclassification arising from book/tax differences resulted in increases/decreases that were primarily due to principal paydown adjustments to the components of net assets were as follows:

	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)
Value Portfolio	$(53)	$53
Investment Grade Bond Portfolio	194,050	(194,050)
Asset Director Portfolio	150,482	(150,482)

For federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 2014, which are available to offset future capital gains, if any, to the extent allowed by the Internal Revenue Code. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 ("post-enactment losses") for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased

NOTES TO FINANCIAL STATEMENTS (continued)

8.  Federal Tax Information (continued)

likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

	Capital Loss Carryforward	Expiration	Character
Money Market Portfolio	$71	Unlimited	Short-term
Socially Responsive Portfolio	43,659	2017	Short-term
Socially Responsive Portfolio	136,031	2018	Short-term

The Fund has no Internal Revenue Service or state examinations in progress and is not aware of any pending examinations.

Management of the Fund has reviewed all open tax years (2011-2014) of major jurisdictions and concluded that there are no significant uncertainties that would impact the Fund's net assets or results of operations. There is no significant tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

9.  Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

10.  Risks and Contingencies

The Fund may invest in mortgage related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMO"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property or physical assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and fixed income securities.

11.  Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Value Portfolio – Class O
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.48	$0.39	$0.39	$0.30	$0.28
Net gain (loss) on investments	2.73	6.63	2.22	(0.79)	2.19
Total from investment operations	3.21	7.02	2.61	(0.49)	2.47
Shareholder distributions
Net investment income	(0.50)	(0.42)	(0.41)	(0.31)	(0.29)
Realized gain	(4.24)	(0.13)	–	–	–
Net increase (decrease)	(1.53)	6.47	2.20	(0.80)	2.18
Net asset value at beginning of year	28.25	21.78	19.58	20.38	18.20
Net asset value at end of year	$26.72	$28.25	$21.78	$19.58	$20.38
Total Return[2]	11.2%	32.3%	13.3%	(2.4%)	13.5%
Supplemental Data:
Net assets, end of year (000)	$226,767	$243,919	$220,148	$219,733	$242,837
Ratio to average net assets:
Expenses	0.59%	0.58%	0.58%	0.59%	0.60%
Net investment income	1.65%	1.55%	1.84%	1.47%	1.51%
Portfolio turnover rate	11%	13%	8%	8%	10%
	Value Portfolio – Advisor Class
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.39	$0.31	$0.32	$0.24	$0.23
Net gain (loss) on investments	2.71	6.58	2.20	(0.77)	2.16
Total from investment operations	3.10	6.89	2.52	(0.53)	2.39
Shareholder distributions
Net investment income	(0.41)	(0.34)	(0.35)	(0.25)	(0.24)
Realized gain	(4.24)	(0.13)	–	–	–
Net increase (decrease)	(1.55)	6.42	2.17	(0.78)	2.15
Net asset value at beginning of year	28.03	21.61	19.44	20.22	18.07
Net asset value at end of year	$26.48	$28.03	$21.61	$19.44	$20.22
Total Return[2]	10.8%	31.9%	13.0%	(2.7%)	13.2%
Supplemental Data:
Net assets, end of year (000)	$23,387	$26,297	$25,541	$26,267	$28,867
Ratio to average net assets:
Expenses	0.89%	0.88%	0.88%	0.89%	0.90%
Net investment income	1.34%	1.24%	1.53%	1.18%	1.22%
Portfolio turnover rate	11%	13%	8%	8%	10%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Money Market Portfolio – Class O
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$–	$–	$–	$–	$	–[2]
Net gain on investments	–	–[2]	–[2]	–[2]		–
Total from investment operations	–	–	–	–		–
Shareholder distributions
Net investment income	–	–	–	–[2]		–[2]
Realized gain	–	–[2]	–[2]	–[2]		–
Net increase	–	–	–	–		–
Net asset value at beginning of year	1.00	1.00	1.00	1.00		1.00
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return[3]	–%	–%[4]	–%[4]	–%[4]		–%[4]
Supplemental Data:
Net assets, end of year (000)	$108,770	$110,626	$123,344	$153,127		$162,523
Ratio to average net assets:
Expenses	0.07%	0.08%	0.10%	0.11%		0.20%
Expenses before waived fees and reimbursed expenses	0.55%	0.55%	0.53%	0.53%		0.53%
Net investment income	0.00%	0.00%	0.00%	0.00%		0.01%
	Money Market Portfolio – Advisor Class
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$–	$–	$–	$–	$	–[2]
Net gain on investments	–	–[2]	–[2]	–[2]		–
Total from investment operations	–	–	–	–		–
Shareholder distributions
Net investment income	–	–	–	–		–[2]
Realized gain	–	–[2]	–[2]	–[2]		–
Net increase	–	–	–	–		–
Net asset value at beginning of year	1.00	1.00	1.00	1.00		1.00
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return[3]	–%	–%[4]	–%[4]	–%[4]		–%[4]
Supplemental Data:
Net assets, end of year (000)	$23,473	$23,997	$28,824	$31,374		$33,869
Ratio to average net assets:
Expenses	0.07%	0.08%	0.10%	0.11%		0.20%
Expenses before waived fees and reimbursed expenses	0.85%	0.85%	0.83%	0.83%		0.83%
Net investment income	0.00%	0.00%	0.00%	0.00%		0.01%

1  Net investment income is calculated based on average shares outstanding.

2  Less than $0.005.

3  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

4  Less than 0.05%.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Investment Grade Bond Portfolio – Class O
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.27	$0.26	$0.31	$0.40	$0.46
Net gain (loss) on investments	0.33	(0.52)	0.18	0.43	0.36
Total from investment operations	0.60	(0.26)	0.49	0.83	0.82
Shareholder distributions
Net investment income	(0.31)	(0.32)	(0.36)	(0.42)	(0.48)
Realized gain	(0.04)	(0.07)	(0.23)	(0.14)	(0.16)
Net increase (decrease)	0.25	(0.65)	(0.10)	0.27	0.18
Net asset value at beginning of year	10.84	11.49	11.59	11.32	11.14
Net asset value at end of year	$11.09	$10.84	$11.49	$11.59	$11.32
Total Return[2]	5.5%	(2.2%)	4.2%	7.4%	7.3%
Supplemental Data:
Net assets, end of year (000)	$96,422	$110,256	$135,591	$138,673	$138,882
Ratio to average net assets:
Expenses	0.66%	0.64%	0.63%	0.64%	0.65%
Net investment income	2.37%	2.33%	2.66%	3.40%	3.96%
Portfolio turnover rate	30%	49%	52%	48%	51%
	Investment Grade Bond Portfolio – Advisor Class
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.23	$0.23	$0.28	$0.36	$0.42
Net gain (loss) on investments	0.33	(0.52)	0.17	0.43	0.35
Total from investment operations	0.56	(0.29)	0.45	0.79	0.77
Shareholder distributions
Net investment income	(0.28)	(0.28)	(0.32)	(0.38)	(0.45)
Realized gain	(0.04)	(0.07)	(0.23)	(0.14)	(0.16)
Net increase (decrease)	0.24	(0.64)	(0.10)	0.27	0.16
Net asset value at beginning of year	10.80	11.44	11.54	11.27	11.11
Net asset value at end of year	$11.04	$10.80	$11.44	$11.54	$11.27
Total Return[2]	5.2%	(2.5%)	3.9%	7.0%	6.9%
Supplemental Data:
Net assets, end of year (000)	$4,591	$6,097	$8,638	$8,866	$7,694
Ratio to average net assets:
Expenses	0.96%	0.95%	0.93%	0.94%	0.95%
Net investment income	2.07%	2.03%	2.36%	3.10%	3.65%
Portfolio turnover rate	30%	49%	52%	48%	51%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Asset Director Portfolio – Class O
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.37	$0.34	$0.38	$0.36	$0.36
Net gain (loss) on investments	1.46	2.96	1.37	(0.22)	1.53
Total from investment operations	1.83	3.30	1.75	0.14	1.89
Shareholder distributions
Net investment income	(0.40)	(0.38)	(0.42)	(0.38)	(0.36)
Realized gain	(2.08)	(0.59)	(0.11)	(0.36)	–
Net increase (decrease)	(0.65)	2.33	1.22	(0.60)	1.53
Net asset value at beginning of year	20.41	18.08	16.86	17.46	15.93
Net asset value at end of year	$19.76	$20.41	$18.08	$16.86	$17.46
Total Return[2]	8.9%	18.3%	10.4%	0.8%	11.8%
Supplemental Data:
Net assets, end of year (000)	$232,779	$254,022	$241,500	$231,822	$243,308
Ratio to average net assets:
Expenses	0.60%	0.59%	0.59%	0.60%	0.61%
Net investment income	1.75%	1.75%	2.11%	2.06%	2.17%
Portfolio turnover rate	18%	29%	28%	24%	20%
	Asset Director Portfolio – Advisor Class
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.30	$0.28	$0.32	$0.31	$0.31
Net gain (loss) on investments	1.45	2.94	1.36	(0.23)	1.51
Total from investment operations	1.75	3.22	1.68	0.08	1.82
Shareholder distributions
Net investment income	(0.33)	(0.32)	(0.36)	(0.32)	(0.31)
Realized gain	(2.08)	(0.59)	(0.11)	(0.36)	–
Net increase (decrease)	(0.66)	2.31	1.21	(0.60)	1.51
Net asset value at beginning of year	20.28	17.97	16.76	17.36	15.85
Net asset value at end of year	$19.62	$20.28	$17.97	$16.76	$17.36
Total Return[2]	8.5%	17.9%	10.0%	0.5%	11.5%
Supplemental Data:
Net assets, end of year (000)	$73,925	$74,382	$78,400	$78,471	$73,473
Ratio to average net assets:
Expenses	0.90%	0.89%	0.89%	0.90%	0.91%
Net investment income	1.45%	1.45%	1.81%	1.77%	1.89%
Portfolio turnover rate	18%	29%	28%	24%	20%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Socially Responsive Portfolio – Class O
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.13	$0.09	$0.11	$0.07	$0.09
Net gain (loss) on investments	1.03	2.95	0.86	(0.39)	0.84
Total from investment operations	1.16	3.04	0.97	(0.32)	0.93
Shareholder distributions
Net investment income	(0.13)	(0.09)	(0.11)	(0.08)	(0.09)
Net increase (decrease)	1.03	2.95	0.86	(0.40)	0.84
Net asset value at beginning of year	12.62	9.67	8.81	9.21	8.37
Net asset value at end of year	$13.65	$12.62	$9.67	$8.81	$9.21
Total Return[2]	9.2%	31.4%	11.0%	(3.5%)	11.2%
Supplemental Data:
Net assets, end of year (000)	$4,320	$4,078	$2,576	$2,357	$2,638
Ratio to average net assets:
Expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before waived fees and reimbursed expenses	1.31%	1.48%	1.68%	1.67%	3.01%
Net investment income	1.03%	0.84%	1.12%	0.78%	1.07%
Portfolio turnover rate	13%	11%	6%	11%	16%
	Socially Responsive Portfolio – Advisor Class
	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.10	$0.06	$0.08	$0.04	$0.07
Net gain (loss) on investments	1.02	2.95	0.86	(0.39)	0.85
Total from investment operations	1.12	3.01	0.94	(0.35)	0.92
Shareholder distributions
Net investment income	(0.10)	(0.06)	(0.08)	(0.05)	(0.07)
Net increase (decrease)	1.02	2.95	0.86	(0.40)	0.85
Net asset value at beginning of year	12.62	9.67	8.81	9.21	8.36
Net asset value at end of year	$13.64	$12.62	$9.67	$8.81	$9.21
Total Return[2]	8.9%	31.1%	10.7%	(3.8%)	10.9%
Supplemental Data:
Net assets, end of year (000)	$3,538	$3,276	$2,422	$2,441	$2,512
Ratio to average net assets:
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waived fees and reimbursed expenses	1.61%	1.80%	1.98%	1.98%	3.32%
Net investment income	0.73%	0.55%	0.82%	0.49%	0.77%
Portfolio turnover rate	13%	11%	6%	11%	16%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

OTHER INFORMATION (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269. This information is also available by accessing the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269. Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Availability of Monthly Portfolio Schedule

The Money Market Portfolio files its complete schedule of portfolio holdings with the SEC on Form N-MFP. Also the schedule of portfolio holdings can be found at www.oneamericafunds.com. The SEC filing is available upon request by calling 1-800-249-6269 or a copy of the filing can be obtained at the SEC website at www.sec.gov, or the SEC's Public Reference Room in Washington, D.C.

MANAGEMENT OF THE FUND (unaudited)

Management Information

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. Each member of the Board of Directors is responsible for 5 portfolios in the fund complex. The Directors elect the officers of the Fund to actively supervise its day-to-day activities. The Directors and officers of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.

Board Members of the Fund

Name and Year of Birth	Current Position with the Fund	Director Since	Principal Occupation(s) During the Past 5 Years	Other Directorships held by Director
Interested Directors
Joseph E. DeGroff[1], 1953	• Chairman of the Board[2]	11/4/2010	• Partner, Ice Miller, LLP (Law Firm) (1996 until his retirement in 12/2013)	• None
Elaine E. Bedel[1], 1952	• Director[2]	2/22/2013	• President, Bedel Financial Consulting, Inc. (1989 to present)	• None
Independent Directors
Gilbert F. Viets, 1943	• Chairman of the Audit Committee[2] & Lead Independent Director[2]	9/27/2004	• Deputy Commissioner and Chief of Staff, Indiana Department of Transportation (12/2006 until his retirement in 11/2008)	• None
Stephen J. Helmich, 1949	• Director[2]	12/17/2004	• President, Cathedral High School (1999 to present)	• None
Dr. James L. Isch, 1950	• Director[2]	11/12/2009	• Chief Operating Officer, NCAA (9/2010 until his retirement in 2/2015) • Interim President, NCAA (9/2009 to 9/2010) • Senior Vice President of Administration and CFO, NCAA (1998 to 9/2009)	• None

1  These individuals are "interested persons" as defined by Section 2(a)(19) of the Investment Company Act of 1940.

2  The term of office for each director of the Fund shall be from the time of his or her election and qualification until the election of directors next succeeding his/her election and until his/her successor shall have been elected and shall have qualified. No person shall be eligible for election as a director who has reached his/her seventy-second (72nd) birthday. Further, no person shall serve as a director past his/her seventy-second (72nd) birthday. Upon the occurrence of a director's seventy-second (72nd) birthday, the director shall cease to be a director.

MANAGEMENT OF THE FUND (unaudited) (continued)

Officers of the Fund

Name and Year of Birth	Current Position with the Fund	Officer Since	Principal Occupation(s) During the Past 5 Years
John C. Mason, 1964	• President[1]	8/22/2014

• President, OneAmerica Asset Management, LLC® (10/2012 to present); Senior Vice President & Chief Investment Officer, American United Life Insurance Company® (5/2013 to present); Chief Investment Officer, American United Life Insurance Company® (3/2012 to 5/2013); Vice President, Investments, American United Life Insurance Company® (8/2011 to 3/2012); Vice President, Fixed Income Securities, American United Life Insurance Company® (2/2010 to 8/2011); Vice President, Marketable Bonds, American United Life Insurance Company® (11/2004 to 2/2010)

Andrew J. Michie, 1973	• Treasurer[1]	5/22/2014	• Vice President & Controller, American United Life Insurance Company® (11/2012 to present); Senior Vice President, Corporate Finance, CMFG Life Insurance Company® (2009 to 2012)
Nicholas C. Slabaugh, 1982	• Assistant Treasurer[1]	8/23/2013

• Director, Investment Accounting, American United Life Insurance Company® (7/2014 to present); Director, Accounting, American United Life Insurance Company® (7/2013 to 7/2014); Director, Separate Accounts Administration, American United Life Insurance Company® (1/2013 to 7/2013); Manager, Internal Audit, American United Life Insurance Company® (7/2011 to 1/2013); Senior Internal Auditor, American United Life Insurance Company® (11/2010 to 7/2011); Senior Associate, PricewaterhouseCoopers, LLP (7/2008 to 11/2010)

Richard M. Ellery, 1971	• Secretary and Chief Compliance Officer[1]	8/24/2007	• President, OneAmerica Securities, Inc. (5/2012 to present); Associate General Counsel, American United Life Insurance Company® (1/2007 to present)
Stephen L. Due, 1977	• Assistant Secretary[1]	11/4/2010	• Associate General Counsel, American United Life Insurance Company® (4/2014 to present); Assistant General Counsel, American United Life Insurance Company® (6/2007 to 4/2014)
Susan E. Uhl, 1958	• Anti-Money Laundering Officer[1]	5/18/2007	• Associate General Counsel, American United Life Insurance Company® (5/2013 to present); Assistant General Counsel, American United Life Insurance Company® (2007 to 5/2013)

1  The term of office for each officer of the Fund shall be at the pleasure of the Board or until their respective successors are chosen and qualify.

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OneAmerica® Funds, Inc.

One American Square, P.O. Box 368

Indianapolis, IN 46206-0368

(317) 285-1111

www.oneamericafunds.com

© 2014 American United Life Insurance Company®. All rights reserved. OneAmerica® and the OneAmerica banner are all trademarks of OneAmerica Financial Partners, Inc.

P-12757 12/31/14

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There were no material amendments to the Code of Ethics in 2014.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 of this report.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as an exhibit in Item 12 of this report. It can also be found on its Internet website: www.oneamericafunds.com on the About Us page.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Audit Committee has determined that Mr. Gilbert F. Viets is the “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $60,000 for 2014 and $58,200 for 2013.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $18,320 for 2014 and $17,785 for 2013.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized the Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant.

(2) 100% of the services described in paragraphs (b) - (d) of this item were pre-approved by the Audit Committee of the registrant.

(f) No disclosure is required for this Item 4(f) by the registrant in 2014.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $18,320 for 2014 and $17,785 for 2013. The non-audit fees billed by the principal accountant to the registrant’s investment adviser are $105,050 for 2014 and $102,000 for 2013.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)         The President and Treasurer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

(b)         There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics

(a) (2)  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b)  Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto.

ONEAMERICA
FUNDS, INC.
One American Square, P.O. Box 368
Indianapolis, IN 46206-0368	Phone (317) 285-1877

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		OneAmerica Funds, Inc.

By (Signature and Title)*		/s/ John C. Mason
John C. Mason, President

Date	3/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John C. Mason
John C. Mason, President

Date	3/4/15

By (Signature and Title)*		/s/ Andrew J. Michie
Andrew J. Michie, Treasurer

Date	3/4/15

* Print the name and title of each signing officer under his or her signature.